TERM LOAN AGREEMENT

                         DATED as of September 29, 2000


                                      among

                           FAIRFIELD COMMUNITIES, INC.
                                (the "Borrower")

                                       and

                     FLEET NATIONAL BANK and the other Banks

                                       and

                  FLEET NATIONAL BANK, as Administrative Agent

                                       and

     FLEETBOSTON ROBERTSON STEPHENS INC., as Lead Arranger and Book Manager

                                TABLE OF CONTENTS

         1.   DEFINITIONS AND RULES OF INTERPRETATION........................1
              ---------------------------------------
         1.1.   Definitions..................................................1
                -----------
         1.2.   Rules of Interpretation......................................24
                -----------------------
         2.   THE LOAN.......................................................25
              --------
         2.1.   Commitment to Lend...........................................25
                ------------------
         2.2.   The Notes....................................................25
                ---------
         2.3.   Mandatory Payments of Principal of Loan......................26
                ---------------------------------------
                  2.3.1.   Amortization......................................26
                           ------------
                  2.3.2.   Proceeds..........................................26
                           --------
         2.4.   Optional Prepayment of Loan..................................28
                ---------------------------
         2.5.   Interest on Term Loan........................................29
                ---------------------
                  2.5.1.   Interest Rates....................................29
                           --------------
                  2.5.2.   Notification by Borrower..........................29
                           ------------------------
                  2.5.3.   Amounts, etc......................................29
                           ------------
         2.6.   Conversion Options...........................................29
                ------------------
                  2.6.1.   Conversion to Different Type......................29
                           ----------------------------
                  2.6.2.   Continuation of Type..............................30
                           --------------------
                  2.6.3.   LIBOR Rate Loans..................................30
                           ----------------
         3.   CERTAIN GENERAL PROVISIONS.....................................31
              --------------------------
         3.1.   Fees.........................................................31
                ----
         3.2.   Funds for Payments...........................................31
                ------------------
                  3.2.1.   Payments to Administrative Agent..................31
                           --------------------------------
                  3.2.2.   No Offset, etc....................................31
                           ---------------
         3.3.   Computations.................................................32
                ------------
         3.4.   Inability to Determine LIBOR Rate............................32
                ---------------------------------
         3.5.   Illegality...................................................32
                ----------
         3.6.   Additional Costs, etc........................................33
                ---------------------
         3.7.   Capital Adequacy.............................................34
                ----------------
         3.8.   Certificate..................................................35
                -----------
         3.9.   Indemnity....................................................35
                ---------
         3.10.   Interest After Default......................................36
                 ----------------------
                  3.10.1.   Overdue Amounts..................................36
                            ---------------
                  3.10.2.   Amounts Not Overdue..............................36
                            -------------------
         4.   COLLATERAL SECURITY AND GUARANTIES.............................36
              ----------------------------------
         4.1.   Security of Borrower.........................................36
                --------------------
         4.2.   Guaranties and Security of Guarantors........................36
                -------------------------------------
         4.3.   Collateral Notes.............................................38
                ----------------
         5.   REPRESENTATIONS AND WARRANTIES.................................38
              ------------------------------
         5.1.   Corporate and Partnership Authority..........................38
                -----------------------------------
                  5.1.1.   Incorporation; Good Standing......................38
                           ----------------------------

                  5.1.2.   Authorization.....................................39
                           -------------
                  5.1.3.   Enforceability....................................39
                           --------------
         5.2.   Governmental Approvals.......................................39
                ----------------------
         5.3.   Title to Properties; Leases..................................40
                ---------------------------
         5.4.   Financial Statements.........................................40
                --------------------
                  5.4.1.   Fiscal Year.......................................40
                           -----------
                  5.4.2.   Financial Statements..............................40
                           --------------------
         5.5.   No Material Changes, etc.....................................41
                ------------------------
         5.6.   Franchises, Patents, Copyrights, etc.........................41
                ------------------------------------
         5.7.   Litigation...................................................41
                ----------
         5.8.   No Materially Adverse Contracts, etc.........................42
                ------------------------------------
         5.9.   Compliance with Other Instruments, Laws, etc.................42
                --------------------------------------------
         5.10.   Tax Status..................................................42
                 ----------
         5.11.   No Event of Default.........................................43
                 -------------------
         5.12.   Holding Company and Investment Company Acts.................43
                 -------------------------------------------
         5.13.   Absence of Financing Statements, etc........................43
                 ------------------------------------
         5.14.   Perfection of Security Interest.............................43
                 -------------------------------
         5.15.   Certain Transactions........................................43
                 --------------------
         5.16.   Employee Benefit Plans......................................44
                 ----------------------
                  5.16.1.   In General.......................................44
                            ----------
                  5.16.2.   Terminability of Welfare Plans...................44
                            ------------------------------
                  5.16.3.   Guaranteed Pension Plans.........................44
                            ------------------------
                  5.16.4.   Multiemployer Plans..............................45
                            -------------------
         5.17.   Use of Proceeds.............................................45
                 ---------------
                  5.17.1.   General..........................................45
                            -------
                  5.17.2.   Regulations U and X..............................45
                            -------------------
                  5.17.3.   Ineligible Securities............................45
                            ---------------------
         5.18.   Environmental Compliance....................................46
                 ------------------------
         5.19.   Subsidiaries, etc...........................................48
                 -----------------
         5.20.   Disclosure..................................................48
                 ----------
         6.   AFFIRMATIVE COVENANTS OF THE BORROWER..........................48
              -------------------------------------
         6.1.   Punctual Payment.............................................48
                ----------------
         6.2.   Maintenance of Office........................................48
                ---------------------
         6.3.   Records and Accounts.........................................49
                --------------------
         6.4.   Financial Statements, Certificates and Information...........49
                --------------------------------------------------
         6.5.   Notices......................................................51
                -------
                  6.5.1.   Defaults..........................................51
                           --------
                  6.5.2.   Environmental Events..............................51
                           --------------------
                  6.5.3.   Notification of Claim against Collateral..........52
                           ----------------------------------------
                  6.5.4.   Notice of Litigation and Judgments................52
                           ----------------------------------
         6.6.   Corporate Existence; Maintenance of Properties...............52
                ----------------------------------------------
         6.7.   Insurance....................................................53
                ---------
         6.8.   Taxes........................................................54
                -----
         6.9.   Inspection of Properties and Books, etc......................54
                ---------------------------------------

                  6.9.1.   General...........................................54
                           -------
                  6.9.2.   Commercial Finance Examinations...................54
                           -------------------------------
                  6.9.3.   Communications with Accountants...................55
                           -------------------------------
                  6.9.4.   Environmental Assessments.........................55
                           -------------------------
         6.10.   Compliance with Laws, Contracts, Licenses, and
                 ----------------------------------------------
         Permits.............................................................55
                 -------
         6.11.   Employee Benefit Plans......................................56
                 ----------------------
         6.12.   Use of Proceeds.............................................56
                 ---------------
         6.13.   Mortgaged Property; Fleet Concentration Account.............56
                 -----------------------------------------------
         6.14.   Further Assurances..........................................57
                 ------------------
         7.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER.....................58
              ------------------------------------------
         7.1.   Restrictions on Indebtedness.................................58
                ----------------------------
         7.2.   Restrictions on Liens........................................60
                ---------------------
         7.3.   Restrictions on Investments..................................62
                ---------------------------
         7.4.   Distributions................................................63
                -------------
         7.5.   Merger, Consolidation and Disposition of Assets..............63
                -----------------------------------------------
                  7.5.1.   Mergers and Acquisitions..........................63
                           ------------------------
                  7.5.2.   Disposition of Assets.............................64
                           ---------------------
                  7.5.3.   Disposition of Stock..............................65
                           --------------------
         7.6.   Sale and Leaseback...........................................65
                ------------------
         7.7.   Compliance with Environmental Laws...........................65
                ----------------------------------
         7.8.   Subordinated Debt............................................66
                -----------------
         7.9.   Employee Benefit Plans.......................................66
                ----------------------
         7.10.   Business Activities.........................................66
                 -------------------
         7.11.   Fiscal Year.................................................66
                 -----------
         7.12.   Transactions with Affiliates................................66
                 ----------------------------
         7.13.   Negative Pledges............................................67
                 ----------------
         7.14.   RC Agreement................................................67
                 ------------
         7.15.  Mortgaged Property...........................................68
                ------------------
         8.   FINANCIAL COVENANTS OF THE BORROWER............................68
              -----------------------------------
         8.1.   Debt Service Coverage Ratio..................................68
                ---------------------------
         8.2.   Liabilities to Worth Ratio...................................68
                --------------------------
         8.3.   Consolidated Tangible Net Worth..............................68
                -------------------------------
         8.4.   Consolidated Operating Margin Covenant.......................68
                --------------------------------------
         8.5.   Minimum Inventory Covenant...................................68
                --------------------------
         8.6.   Shadow Borrowing Base........................................68
                ---------------------
         9.   CLOSING CONDITIONS.............................................69
              ------------------
         9.1.   Loan Documents...............................................69
                --------------
         9.2.   Certified Copies of Charter Documents........................69
                -------------------------------------
         9.3.   Corporate, Action............................................69
                -----------------
         9.4.   Incumbency Certificate.......................................69
                ----------------------
         9.5.   Validity of Liens............................................69
                -----------------
         9.6.   Perfection Certificates and UCC Search Results...............70
                ----------------------------------------------

         9.7.   Certificates of Insurance....................................70
                -------------------------
         9.8.   Fleet Concentration Account..................................70
                ---------------------------
         9.9.   Opinion of Counsel...........................................70
                ------------------
         9.10.   Payment of Fees.............................................70
                 ---------------
         9.11.   Intercreditor Agreement.....................................70
                 -----------------------
         9.12.   Disbursement Instructions...................................71
                 -------------------------
         9.13.   Interest Rate Protection....................................71
                 ------------------------
         9.14.   Rating Agency Letters.......................................71
                 ---------------------
         9.15.   Regulatory Compliance.......................................71
                 ---------------------
         10.   CONDITIONS TO BORROWING.......................................71
               -----------------------
         10.1.   Representations True; No Event of Default...................71
                 -----------------------------------------
         10.2.   No Legal Impediment.........................................71
                 -------------------
         10.3.   Governmental Regulation.....................................72
                 -----------------------
         10.4.   Proceedings and Documents...................................72
                 -------------------------
         11.   EVENTS OF DEFAULT; ACCELERATION; ETC..........................72
               ------------------------------------
         11.1.   Events of Default and Acceleration..........................72
                 ----------------------------------
         11.2.   Termination of Commitments..................................76
                 --------------------------
         11.3.   Remedies....................................................76
                 --------
         11.4.   Distribution of Proceeds....................................77
                 ------------------------
         12.   SETOFF........................................................78
               ------
         13.   THE ADMINISTRATIVE AGENT......................................79
               ------------------------
         13.1.   Authorization...............................................79
                 -------------
         13.2.   Employees and Agents........................................79
                 --------------------
         13.3.   No Liability................................................80
                 ------------
         13.4.   No Representations..........................................80
                 ------------------
                  13.4.1.   General..........................................80
                            -------
                  13.4.2.   Closing Documentation, etc.......................81
                            --------------------------
         13.5.   Payments....................................................81
                 --------
                  13.5.1.   Payments to Administrative Agent.................81
                            --------------------------------
                  13.5.2.   Distribution by Administrative Agent.............81
                            ------------------------------------
                  13.5.3.   Delinquent Banks.................................82
                            ----------------
         13.6.   Holders of Notes............................................82
                 ----------------
         13.7.   Indemnity...................................................82
                 ---------
         13.8.   Administrative Agent as Bank................................83
                 ----------------------------
         13.9.   Resignation.................................................83
                 -----------
         13.10.   Notification of Defaults and Events of Default.............83
                  ----------------------------------------------
         13.11.   Duties in the Case of Enforcement..........................83
                  ---------------------------------
         14.   EXPENSES AND INDEMNIFICATION..................................84
               ----------------------------
         14.1.   Expenses....................................................84
                 --------
         14.2.   Indemnification.............................................85
                 ---------------
         14.3.   Survival....................................................86
                 --------
         15.   TREATMENT OF CERTAIN CONFIDENTIAL
         INFORMATION.........................................................86
         15.1.   Sharing of Information with Section 20 Subsidiary...........86
                 -------------------------------------------------

         15.2.   Confidentiality.............................................87
                 ---------------
         15.3.   Prior Notification..........................................87
                 ------------------
         15.4.   Other.......................................................87
                 -----
         16.   SURVIVAL OF COVENANTS, ETC....................................88
               --------------------------
         17.   ASSIGNMENT AND PARTICIPATION; ACCESSION.......................88
               ---------------------------------------
         17.1.   Conditions to Assignment and Accession by Banks.............88
                 -----------------------------------------------
         17.2.   Certain Representations and Warranties; Limitations;
                 ----------------------------------------------------
         Covenants...........................................................89
         ---------
         17.3.   Register....................................................91
                 --------
         17.4.   New Notes...................................................91
                 ---------
         17.5.   Participations..............................................92
                 --------------
         17.6.   Disclosure..................................................92
                 ----------
         17.7.   Assignee or Participant Affiliated with the Borrower........92
                 ----------------------------------------------------
         17.8.   Miscellaneous Assignment Provisions.........................93
                 -----------------------------------
         17.9.   Assignment by Borrower......................................93
                 ----------------------
         18.   NOTICES, ETC..................................................94
               ------------
         19.   GOVERNING LAW.................................................95
               -------------
         20.   HEADINGS......................................................95
               --------
         21.   COUNTERPARTS..................................................95
               ------------
         22.   ENTIRE AGREEMENT, ETC.........................................96
               ---------------------
         23.   WAIVER OF JURY TRIAL..........................................96
               --------------------
         24.   CONSENTS, AMENDMENTS, WAIVERS, ETC............................96
               ----------------------------------
         25.   SEVERABILITY..................................................97
               ------------
         26.   RELEASE OF SECURITY...........................................97
               -------------------
         27.   SUPERIOR RIGHTS OF VOI PURCHASER..............................99
               --------------------------------
         28.   TERMINATION...................................................100
               -----------

                             SCHEDULES AND EXHIBITS

                 Exhibit A                   Form of Note
                 ------- -
                 Exhibit B                   Form of Compliance Certificate
                 ------- -
                 Exhibit C                   Form of Assignment and Acceptance
                 ------- -
                 Schedule 1                  Banks, Commitment Percentages, etc.
                 -------- -
                 Schedule 5.3                Title to Properties; Leases
                 -------- ---
                 Schedule 5.5                Material Changes
                 -------- ---
                 Schedule 5.7                Litigation
                 -------- ---
                 Schedule 5.18               Environmental Matters
                 -------- ----
                 Schedule 5.19               Subsidiaries
                 -------- ----
                 Schedule 7.1                Permitted Indebtedness
                 -------- ---
                 Schedule 7.2                Permitted Liens
                 -------- ---
                 Schedule 7.3                Permitted Investments
                 -------- ---

                               TERM LOAN AGREEMENT
                               -------------------

         This TERM LOAN AGREEMENT is made as of September 29, 2000, by and among
(a) FAIRFIELD COMMUNITIES, INC., a Delaware corporation ("FCI" or the "Borrower"), having its principal place of business at 8669 Commodity Circle, Suite 300, Orlando, Florida 32819, (b) FLEET NATIONAL BANK, a national banking association (f/k/a BankBoston, N.A., "Fleet") and the other lending institutions listed on Schedule 1, and (c) Fleet as administrative agent for itself and such other lending institutions (the "Administrative Agent"), and FleetBoston Robertson Stephens Inc. as lead arranger and book manager (the "Arranger").

                   1. DEFINITIONS AND RULES OF INTERPRETATION.
                      ---------------------------------------

     1.1. Definitions.  The following terms shall have the meanings set forth in
          -----------
this ss. 1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Acceding Bank. See ss. 17.1(b).
     -------------

     Administrative  Agent. Fleet acting as administrative  agent for the Banks.
     ---------------------

     Administrative  Agent's  Loan Office.  The  Administrative  Agent's  office
     ------------------------------------
located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

     Administrative  Agent's  Special  Counsel.  Bingham  Dana LLP or such other
     -----------------------------------------
counsel as may be approved by the Administrative Agent.

     Affiliate.  Any Person that would be  considered  to be an affiliate of any
     ---------
other Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Person were issuing securities.

     Applicable Base Margin. Three and one-half percent (3.50%) per annum.
     ----------------------

     Applicable LIBOR Margin. Five percent (5.00%) per annum.
     -----------------------

     Approved Fund. With respect to any Bank that is a fund that invests in bank
     -------------
loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

     Arranger.  FleetBoston  Robertson Stephens Inc. acting as lead arranger and
     --------
book manager for the Banks.

     Assessments.  Any  assessments,  including  but not limited to, real estate
     -----------
taxes, recreation fees, community club or property owners association dues, water and sewer improvement district assessments or other similar assessments, made with respect to a VOI or Lot, the nonpayment of which would result in the imposition of a Lien or other encumbrance upon the VOI or Lot.

     Assignment and Acceptance. See ss.17.1(a).
     -------------------------

     Average  Inventory.  For any period, the sum of (a) VOI Inventory as of the
     ------------------
last  day of such  period  plus  (b) VOI  Inventory  as of the  last  day of the
                           ----
immediately preceding period, divided by two.

     Balance Sheet Date. December 31, 1999.
     ------------------

     Banks. Fleet and the other lending institutions listed on Schedule 1 hereto
     -----                                                     ----------
and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to ss.17 hereof or which becomes an Acceding Bank pursuant to ss.17 hereof.

     Base  Contracts.  Lot  Contracts  and  Timeshare  Contracts as to which the
     ---------------
Borrower or any of its Subsidiaries is the obligee thereunder.

     Base Rate.  The  higher of (a) the  variable  annual  rate of  interest  so
     ---------
designated from time to time by Fleet as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer or (b) the variable annual rate of interest equal to one-half of one percent (1/2%) plus the overnight federal funds effective rate, as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind on the effective day of such change.

     Base Rate Loans. All or any portion of the Loan bearing interest calculated
     ---------------
by reference to the Base Rate.

     Borrower. As defined in the preamble hereto.
     --------

     Business   Day.  Any  day  on  which   banking   institutions   in  Boston,
     --------------
Massachusetts, are open for the transaction of banking business and, in the case of LIBOR Rate Loans, also a day which is a LIBOR Business Day.

     Capital  Assets.  Fixed  assets,  both tangible  (such as land,  buildings,
     ---------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not
                                          --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrower
     --------------------
or any of its Subsidiaries in connection with (i) the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles, excluding any such amounts related
                                              ---------
directly to the development and construction of shelter held for sale or lots (including without limitation acquisition of land for future development) but including any amounts related to the development of any amenities at any resort
---------
development, or (ii) the lease of any assets by the Borrower or any of its Subsidiaries as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease.

     Capitalized  Leases.  Leases  under  which  the  Borrower  or  any  of  its
     -------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA. See ss.5.18(a).
     ------

     Closing Date. The first date on which the conditions set forth in ss.9 have
     ------------
been satisfied and the Loan is to be made hereunder.

     Code. The Internal Revenue Code of 1986.
     ----

     Collateral.  All of the property,  rights and interests of the Borrower and
     ----------
the Guarantors that are or are intended to be subject to the security interests and liens created by the Security Documents.

     Collateral  Assignments of Partnership  Interests.  The several  Collateral
     -------------------------------------------------
Assignments of Partnership Interests, each dated or to be dated on or prior to the Closing Date, by and among Vacation Break at Ocean Ranch, Inc., Ocean Ranch Development, Inc., Vacation Break Resorts at Palm Aire, Inc., Palm Resort Group, Inc. and the Administrative Agent and in form and substance satisfactory to the Banks and the Administrative Agent.

     Commitment.  With respect to each Bank,  the amount set forth on Schedule 1
     ----------                                                       ----------
hereto as the amount of such Bank's commitment to make the Loan to the Borrower, as the same may be modified pursuant to ss.17.1(b) or as reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Letter. The commitment letter dated as of September 28, 2000, by
     -----------------
and among the Borrower, the Administrative Agent and the Arranger.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's  percentage of the aggregate  Commitments of
   ----------
all of the Banks.

     Consolidated  or  consolidated.  With reference to any term defined herein,
     ------------------------------
shall mean that term as applied to the accounts of FCI and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated  Net  Income (or  Deficit).  The  consolidated  net income (or
     ---------------------------------------
deficit) of FCI and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles.

     Consolidated Net Operating Income (or Deficit). Consolidated Net Income (or
     ----------------------------------------------
Deficit), after eliminating therefrom all extraordinary nonrecurring items of income or loss.

     Consolidated  Operating Cash Flow.  For any period,  an amount equal to (i)
     ---------------------------------
the sum of (A) Earnings  Before  Interest  and Taxes for such  period,  plus (B)
                                                                        ----
depreciation,  amortization and all other noncash charges for such period,  less
                                                                            ----
(ii) the sum of (A) cash  payments for all taxes paid during such  period,  plus
(B) Capital Expenditures made during such period.

     Consolidated  Tangible Net Worth.  The excess of Consolidated  Total Assets
     --------------------------------
over Consolidated Total Liabilities, and less the sum of:

          (a) the total book value of all assets of FCI and its Subsidiaries (other than Nonconsolidated Subsidiaries) properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

          (b) all amounts representing any write-up in the book value of any assets of FCI or its Subsidiaries (other than Nonconsolidated Subsidiaries) resulting from a revaluation thereof subsequent to the Interim Balance Sheet Date; plus

          (c)  to  the  extent  otherwise   includable  in  the  computation  of
     Consolidated Tangible Net Worth, any subscriptions receivable.

     Consolidated Total Assets. The sum of (i) all assets ("consolidated balance
     -------------------------
sheet assets") of FCI and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, plus (ii) without
                                                               ----
duplication, all assets leased by FCI or any Subsidiary as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been consolidated balance sheet assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease, plus (iii) without duplication, all sold
                                     ----
receivables referred to in clause (vii) of the definition of the term "Indebtedness" to the extent that such receivables would have been consolidated balance sheet assets had they not been sold.

     Consolidated  Total Interest Expense.  For any period, the aggregate amount
     ------------------------------------
of interest required to be paid or accrued by FCI and its Subsidiaries (other than Nonconsolidated Subsidiaries) during such period on all Indebtedness of FCI and its Subsidiaries (other than Nonconsolidated Subsidiaries) outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, or any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     Consolidated Total Liabilities. All liabilities of FCI and its Subsidiaries
     ------------------------------
determined on a consolidated basis in accordance with generally accepted accounting principles and classified as such on the consolidated balance sheet of FCI and its Subsidiaries and all other

Indebtedness   of  FCI  and  its   Subsidiaries   (other  than   Nonconsolidated
Subsidiaries), whether or not so classified.

     Consolidated Total Revenue. For any period, the consolidated revenue of FCI
     --------------------------
and its Subsidiaries determined in accordance with generally accepted accounting principles.

     Consolidated VOI Revenue.  For any period, the consolidated  revenue of FCI
     ------------------------
and its Subsidiaries derived from their VOI sales as reported in FCI's consolidated statement of earnings included in its quarterly reports on Forms 10-Q and annual reports on Forms 10-K as filed with the Securities and Exchange Commission.

     Conversion  Request.  A notice given by the Borrower to the  Administrative
     -------------------
Agent of the Borrower's election to convert or continue all or a portion of the Loan in accordance with ss.2.6.

     Credit  Agreement.  This Term Loan  Agreement,  including the Schedules and
     -----------------
Exhibits hereto.

     Debt  Issuance.  The  sale  or  issuance  by  the  Borrower  or  any of its
     --------------
Subsidiaries (other than the Nonconsolidated Subsidiaries) of any Indebtedness, regardless of whether such Indebtedness is permitted hereunder.

     Default.  Any of the  events  specified  in  ss.11.1,  whether  or not  any
     -------
requirement for the giving of notice or the lapse of time, or both, has been satisfied.

     Delinquent Bank. See ss.13.5.3.
     ---------------

     Distribution.  The  declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock or share capital of any Person, other than dividends payable solely in shares of common or ordinary stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock or share capital of any Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by any Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock or share capital of a Person.

     Dollars or $. Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially,  the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto;  thereafter,  such other office of such Bank, if any,
        -------- -
located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown  Date.  The date on which the Loan  initially  is made or is to be
     --------------
made, any date on which a portion of the Loan is made or is to be made by an Acceding Bank, and the date on which all or any portion of the Loan is converted or continued in accordance with ss.2.6.

     Earnings Before Interest and Taxes.  The  Consolidated Net Operating Income
     ----------------------------------
(or Deficit) of FCI and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income (or loss).

     Eligible  Assignee.  Any of (a) (i) a  commercial  bank or finance  company
     ------------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such
                                                              --------
bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; (v) any other bank, insurance company, commercial finance company or other financial institution or mutual or investment fund approved by the Administrative Agent, such approval not to be unreasonably withheld; and (vi) after the occurrence and during the continuation of a Default or Event of Default, any other Person approved by the Agent, which approval shall not be unreasonably withheld; and (b) any Bank and any Affiliate of any Bank and, any Approved Fund of any Bank (and treating all such funds so managed as a single Eligible Assignee); provided that no Affiliate of the Borrower shall be an Eligible Assignee.

     Employee  Benefit  Plan.  Any  employee  benefit plan within the meaning of
     -----------------------
ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     Environmental Laws. See ss.5.18(a).
     ------------------

     EPA. See ss.5.18(b).
     ---

     Equity  Issuance.  The  sale  or  issuance  by the  Borrower  or any of its
     ----------------
Subsidiaries of any of their Equity Securities or any warrants, rights or options to acquire their Equity Securities, including the sale or reissuance by the Borrower or any of its Subsidiaries of any of their capital stock or share capital held as treasury stock.

     Equity  Securities.  With  respect  to  any  business  entity,  all  equity
     ------------------
securities of such business entity, including any (a) capital stock or share capital, (b) limited or general partnership interests, (c) options, warrants, or other rights to purchase or acquire any equity security, or (d) securities convertible into any equity security.

     ERISA. The Employee Retirement Income Security Act of 1974.
     -----

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ---------------
Borrower under ss.414 of the Code.

     ERISA  Reportable  Event.  A reportable  event with respect to a Guaranteed
     ------------------------
Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

     Eurocurrency  Reserve Rate.  For any day with respect to a LIBOR Rate Loan,
     --------------------------
the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Event of Default. See ss.11.1.
     ----------------

     Excluded Subsidiaries.  The Subsidiaries of the Borrower listed as Excluded
     ---------------------
Subsidiaries  on Schedule 5.19 and any  Subsidiaries  of the Borrower  formed or
                 -------- ----
acquired after the date hereof, each of which either has (i) assets of less than $3,000,000 or (ii) annual net income of less than $300,000.

     FAC. Fairfield Acceptance Corporation--Nevada, a Delaware corporation and a
     ---
wholly-owned subsidiary of FCI, having its principal place of business at 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117.

     Fair Share Plus Agreement. See definition of Fair Share Plus Program.
     -------------------------

     Fair Share Plus  Program.  The program  pursuant to which the occupancy and
     ------------------------
use of a VOI is assigned to the trust created by the Amended and Restated Fair Share Vacation Plan Use Management Trust Agreement, effective as of January 1, 1996, among FCI and certain Subsidiaries of FCI and third party developers as may be named by an amendment or addendum thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement (the "Fair Share Plus Agreement"), in exchange for annual symbolic points which are used to establish the location, timing, length of stay and unit type of a vacation; including, without limitation, systems relating to reservations, accounting and collection, disbursement and enforcement of assessments in respect of contributed units.

     FCC.  Fairfield  Capital   Corporation,   a  Delaware   corporation  and  a
     ---
wholly-owned subsidiary of FAC.

     FCI. As defined in the preamble hereto.
     ---

     Fee  Letter.  The fee letter  dated as of July 10,  2000,  by and among the
     -----------
Borrower, the Administrative Agent and the Arranger.

     FFC-II.  Fairfield Funding  Corporation,  II, a Delaware  corporation and a
     ------
wholly-owned subsidiary of FAC.

     FFC-II Receivables Purchase Agreement.  The Receivables Purchase Agreement,
     -------------------------------------
dated as of July 31, 1998, among the Borrowers, FMB, the VB Originating Subsidiaries and FFC-II.

     Fleet.  Fleet National Bank (f/k/a  BankBoston,  N.A.), a national  banking
     -----
association, in its individual capacity.

     Fleet Concentration  Account. A depository account under the control of the
     ----------------------------
Administrative Agent for the benefit of the Banks and the Administrative Agent, in the name of the Borrower.

     FMB.  Fairfield  Myrtle Beach,  Inc., a Delaware  corporation  and a wholly
     ---
owned subsidiary of FCI.

     FRC.  Fairfield  Receivables   Corporation,   a  Delaware  corporation  and
     ---
wholly-owned subsidiary of FAC.

     FRC Receivables  Purchase Agreement.  The Amended and Restated  Receivables
     -----------------------------------
Purchase Agreement, dated as of July 25, 2000, among the Borrower, FAC, FMB, the VB Originating Subsidiaries and FRC.

     generally accepted  accounting  principles.  (i) When used in ss.8, whether
     ------------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (B) to the extent consistent with such principles, the accounting practice of FCI reflected in its financial statements for the year ended on the Balance Sheet Date, and
(ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of FCI adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed  Pension  Plan.  Any  employee  pension  benefit plan within the
     -------------------------
meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantors.  All  of  FCI's  Subsidiaries  other  than  FCC,  the  Excluded
     ----------
Subsidiaries and the Nonconsolidated Subsidiaries, including any Subsidiary of the Borrower which becomes a party to the Guaranty after the Closing Date.

     Guaranty.  The  Guaranty,  dated or to be dated on or prior to the  Closing
     --------
Date, made by the Guarantors in favor of the Banks and the Administrative Agent, pursuant to which each of the Guarantors guarantees to the Banks and the Administrative Agent the payment and performance of the Obligations and otherwise in form and substance satisfactory to the Banks and the Administrative Agent.

     Hazardous Substances. See ss.5.18(b).
     --------------------

     Indebtedness.  As to any Person and  whether  recourse  is secured by or is
     ------------
otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

          (i) every obligation of such Person for money borrowed,

          (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

          (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

          (v) every obligation of such Person under any Capitalized Lease,

          (vi) every obligation of such Person under any lease (a "synthetic lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

          (vii) all sales by such Person of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

          (viii) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any share capital or shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights,

          (ix) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices,

          (x) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (xi) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (i) through (x) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment,
(x) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and
(z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

     Ineligible Securities. Securities which may not be underwritten or dealt in
     ---------------------
by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. ss.24, Seventh), as amended.

     Instrument of Accession. See ss.17.1(b).
     -----------------------

     Intercreditor  Agreement.  An  agreement  among FCI,  FAC,  the Banks,  the
     ------------------------
Administrative Agent, the RC Agent and the RC Banks, in form and substance satisfactory to the Administrative Agent, setting forth certain intercreditor arrangements regarding the relative priority of security interests and available remedies, cross defaults and other related matters.

     Interest  Payment Date.  (i) As to any Base Rate Loan,  the last day of the
     ----------------------
calendar month with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan; and (ii) as to any LIBOR Rate Loan, the last day of each calendar month included in the Interest Period for such LIBOR Rate Loan including, without limitation, the calendar month which includes the Drawdown Date of such LIBOR Rate Loan.

     Interest  Period.  With respect to all or any relevant portion of the Loan,
     ----------------
(i) initially, the period commencing on the Drawdown Date of the Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement (A) for any Base Rate Loan, the last day of the calendar quarter and
(B) for any LIBOR Rate Loan, 1, 2, 3, 6 or 9 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to all or such portion of the Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding LIBOR Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) if the Borrower shall fail to give notice as provided in ss.2.6, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period relating to any LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month; and

          (e) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Interim Balance Sheet Date. June 30, 2000.
     --------------------------

     Inventory.  The  value of land  (both  undeveloped  and in the  process  of
     ---------
development) including residential housing relating to the development of VOIs and specifically including developed or undeveloped land attributable to the sale of homes or lots, as reported in FCI's consolidated balance sheet included in its quarterly reports on Forms 10-Q and annual reports on Forms 10-K filed with the Securities and Exchange Commission.

     Investments.   All   expenditures   made  and  all   liabilities   incurred
     -----------
(contingently or otherwise) for the acquisition of stock, share capital or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding;
(ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof. Any purchase of assets acquired primarily for purposes of operating the business of the Borrower and its Subsidiaries shall not be deemed to be an Investment, nor shall any prepayment of or advance for fees or expenses for services or goods in FCI's normal course of business (including prepayments or advances under marketing agreements).

     LIBOR  Business  Day.  Any day on  which  commercial  banks  are  open  for
     --------------------
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

     LIBOR Lending Office. Initially, the office of each Bank designated as such
     --------------------
in Schedule 1 hereto;  thereafter,  such other office of such Bank, if any, that
   -------- -
shall be making or maintaining LIBOR Rate Loans.

     LIBOR Rate. For any Interest  Period with respect to a LIBOR Rate Loan, the
     ----------
annual rate of interest equal to (i) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second LIBOR Business Day prior to the first day of such Interest Period, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     LIBOR  Rate  Loans.  All  or  any  portion  of the  Loan  bearing  interest
     ------------------
calculated by reference to the LIBOR Rate.

     Lien. (i) With respect to real property,  a first priority mortgage or deed
     ----
of trust lien, and (ii) with respect to personal property, a fully perfected first priority security interest.

     Loan  Documents.  This  Credit  Agreement,  the  Notes,  the  Intercreditor
     ---------------
Agreement, the Security Documents and the fee letter agreement described in ss.3.1.

     Loan.  The term loan made or to be made by the Banks to the Borrower on the
     ----
Closing Date in the aggregate principal amount of $75,000,000 pursuant to ss.2.1, as such amount may be increased pursuant to ss.17.1(b).

     Lot. Any lot related to a Base Contract.
     ---

     Lot Contracts.  Any installment  contract or contract for deed or contracts
     -------------
or notes secured by a mortgage, deed of trust, vendor's lien or retention of title entered into with a purchaser of one or more individual lots or plots or tracts of land and the improvements thereon.

     Majority  Banks.  As of any date, two or more Banks holding an aggregate of
     ---------------
more than fifty percent (50%) of the outstanding principal amount of the Notes on such date.

     Material  Adverse  Effect.  With  respect to any event or  circumstance,  a
     -------------------------
material adverse effect on:

     (a) the business, properties, operations, profits, prospects, or condition (financial or otherwise) of the Borrower and its Subsidiaries (taken as a whole);

     (b) the ability of any of the Borrower and the Guarantors to perform its respective obligations under any of the Loan Documents to which it is a party;

     (c) the validity or enforceability of, or collectability of amounts payable under, the Credit Agreement, the Notes or any of the other Loan Documents;

     (d) the status, existence, perfection or priority of the Administrative Agent's liens or security interests in the Collateral; or

     (e) the value, validity, enforceability or collectability of the Loans, the Guaranty, or any of the Collateral (as applicable).

     Maturity Date. September 29, 2005.
     -------------

     Moody's. Moody's Investors Service, Inc.
     -------

     Mortgages.  The several  mortgages  and deeds of trust which may be entered
     ---------
into after the Closing Date pursuant to ss.6.13 from the Borrower and the Guarantors to the Administrative Agent for the benefit of the Administrative Agent and the Banks with respect to the fee and leasehold interests of the Borrower and the Guarantors in the Real Estate and in form and substance satisfactory to the Administrative Agent.

     Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37)of
     ------------------
ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Net Cash  Proceeds.  With respect to any Equity  Issuance or Debt Issuance,
     ------------------
the excess of the gross cash proceeds received by such Person from such Equity Issuance or Debt Issuance after deduction of reasonable and customary transaction expenses (including without limitation, underwriting discounts and commissions) actually incurred in connection with the Equity Issuance.

     Net Cash Sale Proceeds.  The net cash proceeds received by the Borrower and
     ----------------------
its  Subsidiaries in respect of any asset sale, less (without  duplication)  the
                                                ----
sum of (a) all reasonable out-of-pocket fees, commissions and other expenses incurred in connection with such asset sale, including the amount (estimated in good faith by such Person) of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such asset sale, (b) the aggregate amount of cash so received by such Person which is used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest (if any) permitted by this Agreement having priority over the liens and security interests (if any) of the Administrative Agent (for the benefit of itself and the Banks) with respect to such assets transferred, and which is required to be repaid in whole or in part (which repayment, in the case of any revolving credit arrangements or multiple advance arrangements, reduces the commitment thereunder) in connection with the asset sale, and (c) the aggregate amount of cash so received by such Person which is used to repay (in whole or in part) Senior Indebtedness of such Person with respect to Base Contracts transferred, and which is required to be repaid in whole or in part pursuant to the RC Agreement in connection with the sale of Base Contracts.

     Nonconsolidated  Subsidiaries.  Collectively,  FFC-II,  FRC and  any  other
     -----------------------------
Subsidiaries of FCI the accounts of which are not permitted to be consolidated with FCI under generally accepted accounting principles.

     Notes. See ss.2.2.
     -----

     Obligations.  All  indebtedness,  obligations and liabilities of any of the
     -----------
Borrower and its Subsidiaries (other than Nonconsolidated Subsidiaries) to any of the Banks, the Administrative Agent and the Arranger, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of the Loan made or other instruments at any time evidencing any thereof or arising or incurred under any Rate Protection Agreements entered into by the Borrower with any of the Banks.

     Operating  Agreement.  The Sixth Amended and Restated Operating  Agreement,
     --------------------
dated as of July 25, 2000, by and among the Borrower, FAC, FMB and the VB Originating Subsidiaries.

     outstanding.  With  respect to the Loan,  the  aggregate  unpaid  principal
     -----------
thereof as of any date of determination.

     Ownership  Regime.  An interval  ownership  regime which is an arrangement,
     -----------------
established under applicable state law, whereby all or a designated portion of real estate is made subject to a declaration permitting the transfer of fixed week or undivided fee simple interests therein for a period of time each year, which such interests shall in each case constitute real property under the applicable local law of each of the jurisdictions in which such regime is located.

     Partial Release Price. See ss.26(a).
     ---------------------

     PBGC. The Pension Benefit Guaranty Corporation  created by ss.4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Perfection  Certificates.  The  Perfection  Certificates  as defined in the
     ------------------------
Security Agreements.

     Permitted Liens. Liens, security interests and other encumbrances permitted
     ---------------
by ss.7.2.

     Person. Any individual,  corporation,  partnership,  trust,  unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     POA. The property owners'  association or similar time-share owner body for
     ---
each VOI Regime or Project or relevant portion of either thereof, in each case established pursuant to the declarations, articles or similar charter documents applicable to each such VOI Regime, Project or portion thereof.

     Points.  With respect to a VOI unit at any VOI Regime, the number of points
     ------
of symbolic value assigned to such unit pursuant to the FairShare Plus Program.

     Project.  Any  vacation  ownership  resort and  development  which is owned
     -------
and/or operated by FCI or any of its Subsidiaries and with respect to which Base Contracts are originated or expected to be originated.

     Rate Protection  Agreement.  Any interest rate swap, cap, collar or similar
     --------------------------
arrangement entered into to hedge interest rate risk (and not for speculative purposes).

     RC Agreement.  That certain  Consolidated,  Amended and Restated  Revolving
     ------------
Credit Agreement dated as of July 25, 2000 between FCI, FAC, the RC Banks, the RC Agent and BankOne, N.A., as documentation agent, certified copies of which were delivered to the Administrative Agent on or prior to the Closing Date, together with amendments or modifications thereto permitted pursuant to ss.7.14.

     RC Agent.  Fleet, in its capacity as administrative  agent for the RC Banks
     --------
under the RC Agreement, and any successor administrative agent which may be appointed under the RC Agreement.

     RC Banks.  Fleet,  BankOne,  N.A.,  Bank Atlantic,  Sovereign  Bank,  First
     --------
Massachusetts Bank, N.A. and any other Person who becomes a party to the RC Agreement as a "Bank" thereunder.

     RCRA. See ss.5.18(a).
     ----

     Real  Estate.  All real  property at any time owned or leased (as lessee or
     ------------
sublessee) by the Borrower or any of its Subsidiaries.

     Receivables.   The  aggregate  value  of  accounts  receivable,   contracts
     -----------
receivable  (including  receivables  with respect to Base  Contracts)  and notes receivable of the Borrower and its Subsidiaries, as reported in FCI's consolidated balance sheet included in its quarterly reports on Forms 10-Q and annual reports on Forms 10-K filed with the Securities and Exchange Commission, plus the principal balance of contracts receivable owned by the Nonconsolidated Subsidiaries.

     Receivables  Purchase  Agreements.  Collectively,  the (i) FRC  Receivables
     ---------------------------------
Purchase Agreement, (ii) FFC-II Receivables Purchase Agreement, and (iii) Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996, among FCC, FAC, FCI and FMB.

     Record.  The grid attached to a Note, or the  continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Bank with respect to the Loan.

     Register. See ss.17.3.
     --------

     Relevant  Percentage.  With respect to a particular Project, the greater of
     --------------------
(a) twenty-six percent (26%), and (b) the percentage equal to (i) the inventory cost of such Project determined in accordance with generally accepted accounting principles divided by (ii) the aggregate amount of FCI's published sales prices for all Lots and/or VOIs relating to or arising from such Project.

     SARA. See ss.5.18(a).
     ----

     Section 20 Subsidiary. A Subsidiary of the bank holding company controlling
     ---------------------
any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Securitization.  Any  transaction  in  which  one or  more  pools  of  Base
     --------------
Contracts and related assets are sold to a single-purpose bankruptcy-remote entity and then pledged to secure the equity raised or debt incurred by such entity to purchase such Base Contracts, which equity or underlying debt is marketed (either publicly or privately) to third party investors.

     Security  Agreement.  The  Security  Agreement,  dated or to be dated on or
     -------------------
prior to the Closing Date, between FAC and the Administrative Agent and in form and substance satisfactory to the Banks and the Administrative Agent.

     Security Documents.  The Guaranty, the Security Agreement, the Stock Pledge
     ------------------
Agreement, Collateral Assignments of Partnership Interests, the Mortgages, if applicable, and all other agreements, instruments and documents now or hereafter securing the Obligations, including, without limitation, Uniform Commercial Code and other financing statements required to be executed or delivered pursuant to any Security Document.

     Senior Indebtedness.  Revolving credit indebtedness of FCI, FAC and certain
     -------------------
of its Subsidiaries initially provided by Fleet and other institutional lenders or investors pursuant to the terms of the RC Agreement, as amended or otherwise modified from time to time in accordance with ss.7.14.

     Standard & Poor's.  Standard & Poor's Ratings  Services,  a division of The
     -----------------
McGraw-Hill Companies, Inc.

     Stock Pledge Agreement. The Stock Pledge Agreement, dated or to be dated on
     ----------------------
or prior to the Closing Date, by and among FCI, FAC, Vacation Break and the Administrative Agent and in form and substance satisfactory to the Banks and the Administrative Agent.

     Subordinated  Debt.  Unsecured  Indebtedness  of the Borrower or any of its
     ------------------
Subsidiaries which may be outstanding from time to time with the express written consent of the Banks, that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by a subordination and intercreditor agreement or by another written instrument containing subordination provisions in form and substance approved by the Banks in writing (it being understood that the Banks shall have no obligation to consent to the incurrence of any such Subordinated Debt, and may refuse to consent for any reason or no reason).

     Subsidiary.  Any  corporation,  association,  trust,  partnership  or other
     ----------
business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock, including, without limitation, the VB Partnership Subsidiaries with respect to FCI.

     Timeshare  Contract.  Any  installment  contract or contract  for deed,  or
     -------------------
contracts or notes secured by a mortgage, deed of trust, vendor's lien or retention of title entered into with a purchaser or lessee of one or more VOIs.

     Title Clearing Agreements. Collectively, (a) the Ninth Amended and Restated
     ----- -------- ----------
Title Clearing Agreement (Lawyers), dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation, and the Administrative Agent; (b) the Sixth Amended and Restated Supplementary Trust Agreement (Arizona), dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, First American

Title Insurance Company, as Trustee and Nominee, Capital Markets Assurance Corporation, and the Administrative Agent; (c) the Seventh Amended and Restated Title Clearing Agreement (Colorado), dated as of July 25, 2000, as amended , restated, supplemented or otherwise modified, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, Capital Markets Assurance Corporation, Colorado Land Title Company, as Nominee and the Administrative Agent; (d) the Westwinds Fifth Amended and Restated Title
Clearing Agreement, dated as of July 25, 2000, as amended, restated, supplemented or otherwise modified from time to time, among FCI, FMB, FAC, FCC, FFC-II, FRC, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation, Resort Funding, Inc. and the Administrative Agent; (e) the Fourth Amended and Restated Nashville Title Clearing Agreement, dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FAC, FCI, FCC, FFC-II, FRC, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation and the Administrative Agent; (f) the Fourth Amended and Restated Seawatch Plantation Title Clearing Agreement, dated as of July 25, 2000, as further amended, restated, supplemented or otherwise modified from time to time, among FCI, FAC, FCC, FFC-II, FRC, FMB, Lawyers Title Insurance Corporation, as Nominee, Capital Markets Assurance Corporation and the Administrative Agent; and (g) any similar agreement governing the obligations of any new or successor nominee holding title to any VOIs or Lots at Projects.

     Total  Commitment.  The sum of the  Commitments of the Banks,  as in effect
     -----------------
from time to time.

     Triggering Event. Any time when the ratio of Consolidated Total Liabilities
     ----------------
to Consolidated Tangible Net Worth exceeds 2.15 to 1.

     Triple-A Credit Agreement. The Amended and Restated Credit Agreement, dated
     -------------------------
as of July 31, 1996, as amended by a First Amendment to Amended and Restated Credit Agreement and Waiver Agreement, dated as of March 5, 1997, a Letter Agreement dated as of September 8, 1997, and a Second Amendment to Amended and Restated Credit Agreement dated as of February 27, 1998, by and among FAC, as servicer, FCI, FCC, as borrower, Capital Markets Assistance Corporation, as collateral agent, Triple-A One Funding Corporation and Fleet.

     Type. As to all or any portion of the Loan,  its nature as a Base Rate Loan
     ----
or a LIBOR Rate Loan.

     Vacation  Break.  Vacation  Break USA,  Inc., a Florida  corporation  and a
     ---------------
wholly-owned Subsidiary of FCI.

     Vacation   Club   Agreement.   The   Membership   Agreement  for  Fairfield
     ---------------------------
Destinations Vacation Club entered into by FCI, Fairfield Destinations Vacation Club, Inc., FairShare Vacation Owners Association, as trustee of FairShare Vacation Plan Use Management Trust and each person that subsequently purchase a membership in Fairfield's Destination Vacation Club.

     Vacation Club  Membership.  A  Membership,  as defined in the Vacation Club
     -------------------------
Agreement.

     VB  Originating  Subsidiaries.  Collectively,  Sea Garden  Beach and Tennis
     -----------------------------
Resort, Inc., a Florida corporation, Vacation Break Resorts, Inc., a Florida corporation, Vacation Break Resorts at Star Island, Inc., a Florida corporation, Palm Vacation Group, a Florida general partnership, and Ocean Ranch Vacation Group, a Florida general partnership.

     VB Partnership Subsidiaries.  Collectively,  Palm Vacation Group, a Florida
     ---------------------------
general  partnership,   and  Ocean  Ranch  Vacation  Group,  a  Florida  general
partnership.

     Ventura Contracts.  Timeshare  Contracts with respect to the development in
     ------- ---------
Ventura County, California known as the "Harbortown Marina Resort Hotel".

     VOI. The underlying  ownership interest which is the subject of a Timeshare
     ---
Contract, which ownership interest shall consist of either (i) a fixed week or undivided fee simple interest (or, in the case of Ventura Contracts or those Timeshare Contracts for the Pagosa Mountain Meadows VOI Regime at Fairfield Pagosa, undivided leasehold interest in real property) for a period of time each year (whether pursuant to the FairShare Plus Program or otherwise) in a lodging unit or group of lodging units located at a vacation resort or development owned and/or operated by FCI or any of its Subsidiaries or (ii) a Vacation Club Membership, and shall include in either case any and all Points assigned thereto.

     VOI Inventory.  The value of land (both  undeveloped  and in the process of
     -------------
development) and residential housing relating exclusively to the development of VOIs (and specifically excluding developed or undeveloped land attributable to the sale of homes or lots), as reported in FCI's consolidated balance sheet included in its quarterly reports on Forms 10-

Q and annual reports on Forms 10-K filed with the Securities and Exchange Commission.

     VOI  Regime.  Any of the  various  interval  ownership  regimes  located at
     -----------
Projects, each of which is an arrangement, established under applicable state law, whereby all or a designated portion of a Project is made subject to a declaration permitting the transfer of VOIs therein, which VOIs shall in each case constitute real property under the applicable local law of each of the jurisdictions in which such regime is located.

     Voting  Stock.  Equity  Securities,   of  any  class  or  classes  (however
     -------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2. RULES OF INTERPRETATION.
          -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Banks merely on account of the Administrative Agent's or any Bank's involvement in the preparation of such documents.

                                  2. THE LOAN.
                                     --------

     2.1.  COMMITMENT TO LEND.  Subject to the terms and conditions set forth in
           ------------------
this Credit Agreement, each Bank agrees to lend to the Borrower on the Closing Date the amount of its Commitment Percentage of the principal amount of $75,000,000.

     2.2. THE NOTES. The Loan shall be evidenced by separate promissory notes of
          ---------
the  Borrower in  substantially  the form of Exhibit A hereto (each a "Note" and
                                             ------- -
collectively, the "Notes"), dated the Closing Date and completed with appropriate insertions. One Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment Percentage of the Loan and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Commitment Percentage of the Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Note Record reflecting the original principal amount of such Bank's Commitment Percentage of the Loan and, at or about the time of such Bank's receipt of any principal payment on such Bank's Note, an appropriate notation on such Bank's Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Note Record shall be prima facie evidence of the principal
                                          ----- -----
amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Note Record shall not affect the obligations of the Borrower hereunder or under any Note to make payments of principal of and interest on any Note when due.

     2.3. MANDATORY PAYMENTS OF PRINCIPAL OF LOAN.
          ---------------------------------------

          2.3.1.   AMORTIZATION.   The   Borrower   promises   to   pay  to  the
                   ------------
     Administrative Agent for the account of the Banks the principal amount of the Loan in twenty (20) consecutive quarterly payments, such installments to be due and payable on the last day of each calendar quarter for the calendar quarter then ending within any period set forth below in an amount determined in accordance with the percentage set forth in the following table opposite such period, commencing on December 31, 2000, with a final payment on the Maturity Date in an amount equal to the unpaid balance of the Loan.

                 Quarters Ending:                          Each Payment
                 ---------------                           ------------

         Closing Date -September 30, 2003          .5% of the Total Commitment

       December 31, 2003 -September 30, 2004      1.25% of the Total Commitment

         December 31, 2004 - June 30, 2005         2.5% of the Total Commitment

                  Maturity Date                          Unpaid balance of
                                                             the Loan

          2.3.2.  PROCEEDS. In the event the Borrower or any of its Subsidiaries
                  --------
     (other than Nonconsolidated Subsidiaries) receives any (a) Net Cash Sale Proceeds from the sale or other disposition of assets permitted by ss.7.5, which Net Cash Sale Proceeds are required by ss.7.5 to be repaid to the Administrative Agent hereunder; (b) proceeds of insurance claims which have not been reinvested by the Borrower or such Subsidiary in replacement assets or to repair the asset so damaged, as the case may be, within 120 days of receipt by such Person of such proceeds;
     (c) Net Cash Proceeds from any Equity Issuances by the Borrower or its Subsidiaries after the Closing Date; or (d) Net Cash Proceeds from any Debt Issuances by the Borrower or its Subsidiaries after the Closing Date, the Borrower shall, within thirty (30) days of receipt thereof and subject to ss.3.9, repay the outstanding portion of the Loan in an amount equal to 100% of such Net Cash Sale Proceeds or Net Cash Proceeds, as the case may be, to be applied as set forth in ss.11.4. To the extent that aggregate amount of the Notes repaid by the Borrower pursuant to clauses (a) and (b) above exceeds $10,000,000 in any fiscal year of the Borrower, the Borrower shall pay a premium with respect to each such excess prepayment in an amount determined in accordance with the percentages set forth in the following table opposite the period during which each such excess prepayment is made:

                   Period                               Prepayment Premium
                   ------                               ------------------

          Closing Date through
          first anniversary thereof                    3% of amount prepaid

          First anniversary of
          Closing Date through second
          anniversary of Closing Date                  2% of amount prepaid

          Second anniversary of
          Closing Date through third
          anniversary of Closing Date                  1% of amount prepaid

          Thereafter                                            -0-


Any prepayment of the principal of the Loan shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Note, with adjustments to the extent practicable, to equalize any prior prepayments not exactly in proportion. The Banks shall apply principal amounts prepaid to the then last maturing installments of principal of the Loan in the inverse order of maturity. No amount repaid with respect to the Loan may be reborrowed.

     2.4. OPTIONAL  PREPAYMENT OF LOAN. The Borrower shall have the right at any
          ----------------------------
time to prepay the Notes on or before the Maturity Date, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Administrative Agent; provided that (a) each partial prepayment shall be in the
                       --------
principal amount of $1,000,000 or an integral multiple thereof, (b) no portion of the Loan bearing interest at the LIBOR Rate may be prepaid pursuant to this ss.2.4 except on the last day of the Interest Period relating thereto, and (c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Note, with adjustments, to the extent practicable, to equalize any prior prepayments not exactly in proportion. If the Borrower prepays the Notes in whole or in part, the Borrower shall pay a premium with respect to each such prepayment in an amount determined in accordance with the percentages set forth in the following table opposite the period during which such prepayment is made:

          Period                                        Prepayment Premium
          ------                                        ------------------

  Closing Date through
  first anniversary thereof                            3% of amount prepaid

  First anniversary of
  Closing Date through second
  anniversary of Closing Date                          2% of amount prepaid

  Second anniversary of
  Closing Date through third
  anniversary of Closing Date                          1% of amount prepaid

  Thereafter                                                    -0-

     The Banks shall apply principal amounts prepaid to the then last maturing installments of principal of the Loan in the inverse order of maturity. No amount repaid with respect to the Loan may be reborrowed.

     2.5. INTEREST ON TERM LOAN.
          ---------------------

          2.5.1.  INTEREST RATES.  Except as otherwise provided in ss.3.10,  the
                  --------------
     Loan shall bear interest during each Interest Period relating to all or any portion of the Loan at the following rates:

               (a) To the extent that all or any portion of the Loan bears interest during such Interest Period at the Base Rate, the Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the sum of (i) the Applicable Base Margin, plus (ii) the Base Rate determined for such Interest Period.
          ----

               (b) To the extent that all or any portion of the Loan bears interest during such Interest Period at the LIBOR Rate, the Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the sum of (i) the Applicable LIBOR Margin, plus (ii) the LIBOR Rate determined for such Interest Period.
          ----

          The Borrower promises to pay interest on the Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

          2.5.2.  NOTIFICATION  BY  BORROWER.  The  Borrower  shall  notify  the
                  --------------------------
     Administrative Agent, such notice to be irrevocable, at least three (3) LIBOR Business Days prior to the Drawdown Date of the Loan if all or any portion of the Loan is to bear interest at the LIBOR Rate.

          2.5.3.  AMOUNTS,  ETC. Any portion of the Loan bearing interest at the
                  -------------
     LIBOR Rate relating to any Interest Period shall be in the amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. No Interest Period relating to the Loan or any portion thereof bearing interest at the LIBOR Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Loan is to be made unless a portion of the Loan at least equal to such installment payment has an Interest Period ending on such date.

     2.6. CONVERSION OPTIONS.
          ------------------

          2.6.1.  CONVERSION TO DIFFERENT TYPE. The Borrower may elect from time
                  ----------------------------
     to time to convert any Base Rate Loan into a LIBOR Rate Loan or any LIBOR Rate Loan into a Base Rate Loan, provided that (a) with respect to any such
                                      --------
     conversion  of a LIBOR Rate Loan to a

     Base Rate Loan, the Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Administrative Agent at least three (3) LIBOR
     Business Days prior written notice of such election; (c) with respect to any such conversion of a LIBOR Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Banks thereof. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Base Rate Loan or LIBOR Rate Loan, as applicable, to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. All or any part of the Loan of any Type may be converted into a another Type as provided herein, provided that any partial
                                                    --------
     conversion shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

          2.6.2. CONTINUATION OF TYPE. Any Base Rate Loan or LIBOR Rate Loan may
                 --------------------
     be continued as the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in ss.2.6.1; provided that no LIBOR Rate Loan may be
                                         --------
     continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any LIBOR Rate Loan as such, then such LIBOR Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.2.6 is scheduled to occur.

          2.6.3.  LIBOR Rate Loans.  Any  conversion to or from LIBOR Rate Loans
                  ----------------
     shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $100,000 in excess thereof. The Borrower may not request or elect a LIBOR Rate Loan pursuant to ss.2.5, elect to convert a Base Rate Loan to a LIBOR Rate Loan pursuant to ss.2.6.1, or elect to continue a LIBOR Rate Loan pursuant to ss.2.6.2 if, after giving effect thereto, there would be greater than four (4) LIBOR Rate Loans then outstanding. Any Loan Request for a LIBOR Rate Loan that would create greater than four (4) LIBOR Rate Loans outstanding shall be deemed to be a Loan Request for a Base Rate Loan.

                         3. CERTAIN GENERAL PROVISIONS.
                            --------------------------

     3.1. FEES. The Borrower agrees to pay to the  Administrative  Agent and the
          ----
Arranger, for the respective accounts of the Administrative Agent and the Arranger, certain fees as set forth in the Fee Letter.

     3.2. FUNDS FOR PAYMENTS.
          ------------------

          3.2.1.  PAYMENTS TO  ADMINISTRATIVE  AGENT. All payments of principal,
                  ----------------------------------
     interest, fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Banks and the Administrative Agent, at the Administrative Agent's Loan Office or at such other location in the Boston, Massachusetts, area that the Administrative Agent may from time to time designate, in each case in immediately available funds.

          3.2.2.  NO OFFSET,  ETC. All payments by the  Borrower  hereunder  and
                  ---------------
     under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent, for the account of the Banks or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Administrative Agent to receive the same net amount which the

     Banks or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     3.3. COMPUTATIONS. All computations of interest on Base Rate Loans and fees
          ------------
shall, unless otherwise expressly provided herein, be based on a 365-day year and paid for the actual number of days elapsed. All computations of interest on LIBOR Rate Loans shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loan as reflected on the Note Records from time to time shall be considered correct and binding on the Borrower unless within five
(5) Business Days after receipt of any notice by the Administrative Agent or any of the Banks of such outstanding amount, the Administrative Agent or such Bank shall notify the Borrower to the contrary.

     3.4.  INABILITY  TO  DETERMINE  LIBOR  RATE.  In the  event,  prior  to the
           -------------------------------------
commencement of any Interest Period relating to any LIBOR Rate Loan, the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (i) any Loan Request or Conversion Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (iii) the obligations of the Banks to make LIBOR Rate Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrower and the Banks.

     3.5.  ILLEGALITY.  Notwithstanding  any  other  provisions  herein,  if any
           ----------
present or future law, regulation,  treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain LIBOR Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (i) the commitment of such Bank to make LIBOR Rate Loans or convert Loans of another Type to LIBOR Rate Loans shall forthwith be suspended and (ii) such Bank's Revolving Credit Loans then outstanding as LIBOR Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Administrative Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this ss.3.5, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder.

     3.6.  ADDITIONAL COSTS, ETC. If any present or future applicable law, which
           ---------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, such Bank's Commitment or the Loan (other than taxes based upon or measured by the income or profits of such Bank or the Administrative Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on all or any portion of the Loan or any other amounts payable to any Bank or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, the Loan, such Bank's Commitment, or any class of loans, letters of credit or commitments of which all or any portion of the Loan or such Bank's Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining the Loan or such Bank's Commitment, or

               (ii) to reduce the amount of principal, interest or other amount payable to such Bank or the Administrative Agent hereunder on account of such Bank's Commitment or the Loan, or

               (iii) to require such Bank or the Administrative Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Administrative Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Administrative Agent such additional amounts as will be sufficient to compensate such Bank or the Administrative Agent for such additional cost, reduction, payment or foregone interest or other sum; provided, that with respect to
                                                --------
payments required pursuant to ss.3.6(c), the Borrower shall not be required to pay such additional amounts if the Obligations are repaid in full within 180 days following such demand.

     3.7.  CAPITAL  ADEQUACY.   If  after  the  date  hereof  any  Bank  or  the
           -----------------
Administrative Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Bank or the Administrative Agent or any corporation controlling such Bank or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Bank or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Administrative Agent to be material, then such Bank or the Administrative Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrower and such Bank are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     3.8.  CERTIFICATE.  A  certificate  setting  forth any  additional  amounts
           -----------
payable pursuant to ss.ss.3.6 or 3.7 and a brief explanation of such amounts which are due, submitted by any Bank or the Administrative Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     3.9. INDEMNITY. The Borrower agrees to indemnify each Bank and to hold each
          ---------
Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (ii) default by the Borrower in making a borrowing or conversion after the Borrower has given (or are deemed to have given) notice pursuant to ss.2.5.2, a Conversion Request relating thereto in accordance with ss.2.6 or (iii) the making of any payment of a LIBOR Rate Loan or the making of any conversion of any LIBOR Rate

Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such LIBOR Rate Loans.

     3.10. INTEREST AFTER DEFAULT.
           ----------------------

          3.10.1.  OVERDUE  AMOUNTS.   Overdue  principal  and  (to  the  extent
                   ----------------
     permitted by applicable law) interest on the Loan and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to four percent (4%) above (a) the Base Rate plus the Applicable Base
                                                        ----
     Margin,  or (b) the  Applicable  LIBOR  Margin  plus  the  LIBOR  Rate,  as
                                                     ----
     applicable, until such amount shall be paid in full (after as well as before judgment).

          3.10.2. AMOUNTS NOT OVERDUE. During the continuance of a Default or an
                  -------------------
     Event of Default the principal of the Loan not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Banks pursuant to ss.24, bear interest at a rate per annum equal to the greater of (i) four percent (4%) above the rate of interest otherwise applicable to the Loan pursuant to ss.2.5 and (ii) the rate of interest applicable to overdue principal pursuant to ss.3.10.1.

                     4. COLLATERAL SECURITY AND GUARANTIES.
                        ----------------------------------

     4.1. SECURITY OF BORROWER.  The Obligations shall be secured by a perfected
          --------------------
first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the property, rights and interests of the Borrower, whether now owned or hereafter acquired, described in the Security Documents to which the Borrower is party.

     4.2. GUARANTIES AND SECURITY OF GUARANTORS.
          -------------------------------------

          (a) The Obligations shall also be guaranteed pursuant to the terms of the Guaranty. The obligations of the Guarantors under the Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the property, rights and interests of each such Guarantor, whether now owned or hereafter acquired, described in the Security Documents to which such Guarantor is a party.

          (b) Promptly and in any event within thirty (30) days after FCI or any of its Subsidiaries (each an "OpCo Parent") acquires the Equity Securities of, or creates, any new Subsidiary which is neither a Nonconsolidated Subsidiary nor an Excluded Subsidiary (and, in the case of an Excluded Subsidiary, FCI anticipates such Subsidiary remaining an Excluded Subsidiary), the Borrower will cause such new Subsidiary to become a party to the Guaranty, as a Guarantor thereunder, and will cause such OpCo Parent to grant to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in such Equity Securities pursuant to a stock pledge agreement (or other equivalent security agreement) and Uniform Commercial Code financing statements substantially the same as the Security Documents delivered at the Closing.

          (c) Promptly and in any event within thirty (30) days after FCI or any of its Subsidiaries (each a "QSPE Parent") acquires the Equity Securities of, or creates, any new Subsidiary which is a Nonconsolidated Subsidiary, the Borrower will cause such QSPE Parent to grant to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in:

               (i) such Equity Securities pursuant to a stock pledge agreement (or other equivalent agreement) and Uniform Commercial Code financing statements (or the equivalent thereof in any foreign jurisdiction) substantially the same as the Security Documents delivered at the Closing; and

               (ii) such QSPE Parent's economic interest in such Subsidiary pursuant to a security agreement and Uniform Commercial Code financing statements substantially the same as the Security Documents delivered at the Closing.

          (d) Promptly and in any event within thirty (30) days after any Subsidiary ceases to be an Excluded Subsidiary, the Borrower will cause such Subsidiary to become a party to the Guaranty, as a Guarantor thereunder, and will cause the parent company of such Subsidiary to grant to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in the Equity Securities of such Subsidiary pursuant to a stock pledge agreement (or other equivalent security agreement) and Uniform Commercial Code financing statements substantially the same as the Security Documents delivered at the Closing.

     4.3.  COLLATERAL  NOTES. In addition to the Notes, the Borrower agrees that
           -----------------
with respect to any of the Real Estate to be mortgaged by it or any of its Subsidiaries hereunder, it will execute and deliver or cause such Subsidiary to execute and deliver to the Administrative Agent such collateral notes (the "Collateral Notes") in such form as the Administrative Agent and the Borrower may from time to time agree. The parties hereto hereby agree that (a) the aggregate amount of the Obligations shall not be increased by the issuance of the Collateral Notes and (b) any payment or recovery on the Collateral Notes shall be applied to the Obligations pursuant to ss.11.4. All Collateral Notes shall be payable to the order of the Administrative Agent, on demand; provided
                                                                        --------
that the Administrative Agent hereby agrees that it shall not demand payment on any Collateral Note unless the Obligations shall have become immediately due and payable pursuant to ss.11.1.

                       5. REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     The Borrower represents and warrants to the Banks and the Administrative Agent as follows:

     5.1. CORPORATE AND PARTNERSHIP AUTHORITY.
          -----------------------------------

          5.1.1. INCORPORATION;  GOOD STANDING. (a) Each of the Borrower and its
                 -----------------------------
     Subsidiaries (other than the VB Partnership Subsidiaries) (i) is a corporation (or similar business entity in any foreign jurisdiction) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (ii) has all requisite corporate or other legal power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation (or similar business entity in any foreign jurisdiction) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

          (b) Each VB Partnership Subsidiary (i) is a general partnership duly organized and validly existing under the laws of its state of organization,
     (ii) has all requisite partnership power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a material adverse effect on the business, assets or financial condition of such VB Partnership Subsidiary.

          5.1.2. AUTHORIZATION.  The execution, delivery and performance of this
                 -------------
     Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority (or the equivalent thereof in any foreign jurisdiction) (and, in the case of the VB Partnership Subsidiaries, partnership authority) of such Person,
     (ii) have been duly authorized by all necessary corporate proceedings (or the equivalent thereof in any foreign jurisdiction), (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries, except where such conflict, breach or contravention would not have a Material Adverse Effect, and (iv) do not conflict with any provision of the corporate charter or bylaws (or the equivalents thereof in any foreign jurisdiction) of , or any material agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

          5.1.3.  ENFORCEABILITY.  The  execution  and  delivery  of this Credit
                  --------------
     Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     5.2.  GOVERNMENTAL  APPROVALS.  The execution,  delivery and performance by
           -----------------------
each of the Borrower and its Subsidiaries of this Credit Agreement and the other Loan Documents to which such Person is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained, except where the failure to obtain such consent or approval would not have a Material Adverse Effect.

     5.3.  TITLE TO  PROPERTIES;  LEASES.  Except as  indicated  on Schedule 5.3
           -----------------------------                            -------- ---
hereto, FCI and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of FCI and its Subsidiaries as at the Interim Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     5.4. FINANCIAL STATEMENTS.
          --------------------

          5.4.1. FISCAL YEAR. The Borrower and each of its Subsidiaries has a fiscal year (or the equivalent thereof in any foreign jurisdiction) which is the twelve months ending on December 31 of each calendar year.

          5.4.2. FINANCIAL STATEMENTS.

          (a) There has been furnished to each of the Banks a consolidated balance sheet of FCI and its Subsidiaries as at December 31, 1999 and as at the Interim Balance Sheet Date and consolidated statements of income of FCI and its Subsidiaries for the fiscal periods then ended, certified by Ernst & Young LLP in the case of the annual financial statements and satisfactory to the Administrative Agent. Such balance sheets and statements of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the dates thereof and the results of operations for the fiscal periods then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such dates involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheets and the notes related thereto or pursuant to ss.5.7 hereof.

          (b) There has been furnished to each of the Banks five year financial projections of FCI and its Subsidiaries, satisfactory to the Administrative Agent. Such projections represent the Borrower's reasonable and good faith estimate of FCI's and its Subsidiaries' future financial performance for the periods set forth therein and have been prepared on the basis of assumptions stated therein which the Borrower believes are fair and reasonable in light of current business conditions.

     5.5. NO MATERIAL CHANGES,  ETC. Except as disclosed on Schedule 5.5 hereto,
          -------------------------
since the Interim Balance Sheet Date there has occurred no materially adverse change in the financial condition, operations, assets, income, prospects or business of the Borrower and its Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of FCI and its Subsidiaries as at the Interim Balance Sheet Date, or the consolidated statement of income for the fiscal period then ended, other than changes in the ordinary course of business that have not had any Material Adverse Effect. Since the Interim Balance Sheet Date, the Borrower has not made any Distribution except for stock repurchases made by FCI prior to the date hereof.

     5.6.  FRANCHISES,  PATENTS,  COPYRIGHTS,  ETC. Each of the Borrower and its
           ---------------------------------------
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     5.7.  LITIGATION.  Except as otherwise  disclosed on FCI's annual report on
           ----------
Form 10-K for the year ended December 31, 1999 and quarterly report on Form 10-Q's for the quarter ended June 30, 2000 filed with the Securities and Exchange Commission (collectively the "Base Report"), which Base Report shall have been delivered to the Administrative Agent prior to the Closing Date, or as otherwise set forth on Schedule 5.7, there are no actions, suits, proceedings or
                       ------------
investigations of any kind pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or any of the Guarantors before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Loan Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Loan Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Borrower or any of its Subsidiaries or any of the Guarantors of its respective obligations under this Credit Agreement or any of the other Loan Documents, (iv) seeking any
determination   or  ruling  that  would   adversely   affect  the   validity  or
enforceability  of this Credit  Agreement or any of the other Loan  Documents or any action taken or to be taken pursuant thereto, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect or result in any substantial liability not covered by insurance or for which adequate reserves are not maintained on the consolidated balance sheet of FCI and its Subsidiaries; provided, however,
                                                             --------   -------
that in the  event  the

Administrative Agent shall receive a report dated subsequent to the date of the Base Report, which report shall disclose the existence of, and accurately describe, one or more proceedings or investigations which are not disclosed in the Base Report, and the Administrative Agent shall not identify in writing to the Borrower, within 90 days of the receipt of such report, one or more of the proceedings or investigations described in such report as constituting a proceeding or investigation of a type described in one or more of clauses (i) through (v) above, the existence of each such proceeding or investigation not so identified to the Borrower shall be deemed not to constitute a breach of the representation and warranty of this ss.5.7.

     5.8. NO  MATERIALLY  ADVERSE  CONTRACTS,  ETC.  None of the Borrower or its
          ----------------------------------------
Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future, in the judgment of such Borrower's or Subsidiary's officers, to have a Material Adverse Effect. None of the Borrower or its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's or such Subsidiary's officers, to have any Material Adverse Effect.

     5.9. COMPLIANCE WITH OTHER INSTRUMENTS,  LAWS, ETC. None of the Borrower or
          ---------------------------------------------
its Subsidiaries is in violation of any provision of its charter documents, bylaws (or the equivalent thereof in any foreign jurisdiction), or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or have a Material Adverse Effect.

     5.10. TAX STATUS.  The Borrower and its Subsidiaries (i) have made or filed
           ----------
all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except for taxes being contested as provided in (ii) above, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     5.11. NO EVENT OF DEFAULT.  No Default or Event of Default has occurred and
           -------------------
is continuing.

     5.12.  HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrower or
            -------------------------------------------
its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     5.13.  ABSENCE  OF  FINANCING  STATEMENTS,  ETC.  Except  with  respect  to
            ----------------------------------------
Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future fixed or floating charge over, lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

     5.14. PERFECTION OF SECURITY INTEREST.  All filings,  assignments,  pledges
           -------------------------------
and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower or a Guarantor party to one of the Security Documents is the owner of the Collateral free from any fixed or floating charge, lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     5.15. CERTAIN  TRANSACTIONS.  Except for arm's length transactions pursuant
           ---------------------
to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     5.16. EMPLOYEE BENEFIT PLANS.
           ----------------------

          5.16.1.  IN GENERAL.  Each Employee  Benefit Plan and each  Guaranteed
                   ----------
     Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrower has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

          5.16.2.  TERMINABILITY  OF WELFARE  PLANS.  No Employee  Benefit Plan,
                   --------------------------------
     which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The applicable Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of such Borrower without liability to any Person other than for claims arising prior to termination.

          5.16.3.  GUARANTEED  PENSION PLANS. Each  contribution  required to be
                   -------------------------
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the

     PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          5.16.4.  MULTIEMPLOYER  PLANS.  Neither  the  Borrower  nor any  ERISA
                   --------------------
     Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. No Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

     5.17. USE OF PROCEEDS.
           ---------------

          5.17.1.  GENERAL.  The  proceeds of the Loan shall be used for working
                   -------
     capital and general corporate purposes of FCI and its Subsidiaries.

          5.17.2.  REGULATIONS U AND X. No portion of the Loan is to be used for
                   -------------------
     the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          5.17.3.  INELIGIBLE SECURITIES. No portion of the proceeds of the Loan
                   ---------------------
     is to be used for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible

     Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Borrower or any Subsidiary or other Affiliate of the Borrower.

     5.18. ENVIRONMENTAL COMPLIANCE.  The Borrower has taken all necessary steps
           ------------------------
to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

          (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, local or foreign statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a Material Adverse Effect;

          (b) none of the Borrower and its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

          (c)  except as set forth on  Schedule  5.18  attached  hereto:  (i) no
                                       --------  ----
     portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

          (d) None of the Borrower and its Subsidiaries or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

     5.19.  SUBSIDIARIES,  ETC. The  Subsidiaries  of the Borrower are listed on
            ------------------
Schedule 5.19. Each of the  Subsidiaries of the Borrower listed on Schedule 5.19
-------- ----                                                      -------- ----
is a  wholly-owned  Subsidiary of the Borrower.  Except as set forth on Schedule
                                                                        --------
5.19 hereto,  neither the Borrower nor any of its Subsidiaries is engaged in any
----
joint venture or partnership with any other Person. Schedule 5.19 sets forth all
                                                    -------- ----
of the  Subsidiaries  of the  Borrower  that  are  Excluded  Subsidiaries.  Each
Excluded  Subsidiary  set forth on  Schedule  5.19 either (i) has assets of less
                                    --------  ----
than $3,000,000 or (ii) annual net income of less than $300,000.

     5.20.  DISCLOSURE.  Except as disclosed to the Administrative Agent and the
            ----------
Banks in writing as of the Closing Date, neither this Credit Agreement nor any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. Except as disclosed to the Administrative Agent and the Banks in writing as of the Closing Date, there is no fact known to the Borrower or any of its Subsidiaries which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

                    6. AFFIRMATIVE COVENANTS OF THE BORROWER.
                       -------------------------------------

     The Borrower covenants and agrees that, so long as all or any portion of the Loan or any of the Notes is outstanding or any Bank has any obligation to make all or any portion of the Loan:

     6.1. PUNCTUAL  PAYMENT.  The Borrower will duly and punctually pay or cause
          -----------------
to be paid the principal and interest on the Loan, all fees and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     6.2.  MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive
           ---------------------
office at 8669 Commodity Circle, Suite 300, Orlando, Florida 32819, or at such other place in the United States of America as FCI shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon FCI in respect of the Loan Documents to which FCI is a party may be given or made.

     6.3.  RECORDS AND ACCOUNTS.  The Borrower will (i) keep,  and cause each of
           --------------------
its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (iii) at all times engage Ernst & Young LLP or other independent certified public accountants satisfactory to the Administrative Agent as the independent certified public accountants of the Borrower and its Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrower and its Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

     6.4. Financial Statements,  Certificates and Information. The Borrower will
          ---------------------------------------------------
deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of FCI and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by Ernst & Young LLP or by other independent certified public accountants satisfactory to the Administrative Agent, together with a written statement from such accountants to the effect (i) that they have read a copy of this Credit Agreement, and (ii) that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under ss.ss.7 or 8 hereof, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be
                                   --------
     liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

          (b) as soon as practicable, but in any event not later than sixty (60) days after the end of each fiscal quarter (other than the fourth fiscal quarter) of the Borrower (i) copies of the unaudited consolidated balance sheet of FCI and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of Borrower's fiscal year then elapsed, each setting forth in comparative form (A) the figures from the previous fiscal year and (B) the Borrower's annual budget delivered pursuant to ss.6.4(f) hereof, broken down by resort and all in reasonable detail, together with a certification by the principal financial or accounting officer of FCI that the information contained in such financial statements fairly presents the financial position of FCI and its Subsidiaries on the date thereof and for the period then elapsed (subject to year-end adjustments);

          (c) as soon as practicable, but in any event not later than twenty-five (25) days after the end of each fiscal month, (i) copies of FCI's internal monthly management report which shall include the unaudited consolidated balance sheet of FCI and its Subsidiaries and the unaudited consolidating balance sheet of FCI and its Subsidiaries (done by resort), each as at the end of such fiscal month, and the related consolidated statement of income and consolidating statement of income (done by resort) for the portion of the Borrower's fiscal year then elapsed, each (except for the consolidating statements) setting forth in comparative form (A) the figures from the previous fiscal year and (B) FCI's annual budget delivered pursuant to ss.6.4(h) hereof, broken down by resort and all in reasonable detail and prepared in accordance with generally accepted accounting principles;

          (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, (i) a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit B hereto and setting forth in reasonable
                                ------- -
     detail computations evidencing compliance with each of the covenants set forth in ss.8 hereof), and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Interim Balance Sheet Date, and certifying that no Default or Event of Default exists as of the date of such certificate, or if a Default or Event of Default does exist specifying the nature and proposed remedy thereof;

          (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of FCI;

          (f) not later than December 31 of each fiscal year of the Borrower, a draft annual consolidated budget for FCI and its Subsidiaries as well as draft annual budgets for each resort, prepared on a monthly basis, for the next following fiscal year, and not later than February 15 of each fiscal year of the Borrower, a final annual consolidated budget for FCI and its Subsidiaries as well as final annual budgets for each resort, prepared on a monthly basis, for such fiscal year; and

          (g) from time to time such other financial data and information (including accountants' management letters) as the Administrative Agent or any Bank may reasonably request.

          6.5. NOTICES.
               -------

          6.5.1.  DEFAULTS. The Borrower will promptly notify the Administrative
                  --------
     Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          6.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to
                 --------------------
     the Administrative Agent and each of the Banks (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state, local or foreign environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower or any of its Subsidiaries, or the Administrative Agent's security interests pursuant to the Security Documents.

          6.5.3.  NOTIFICATION OF CLAIM AGAINST  COLLATERAL.  The Borrower will,
                  -----------------------------------------
     immediately upon becoming aware thereof, notify the Administrative Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject in an amount equal to or greater than $500,000.

          6.5.4. NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will
                 ----------------------------------
     cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Banks, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

     6.6. CORPORATE EXISTENCE;  MAINTENANCE OF PROPERTIES.  The Borrower will do
          -----------------------------------------------
or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or limited liability partnership. It
(i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss.6.6 shall prevent the Borrower from
--------
discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not have a Material Adverse Effect.

     6.7. INSURANCE.  The Borrower will, and will cause each of its Subsidiaries
          ---------
to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent, all of which insurance shall be reasonably satisfactory to the Administrative Agent. Without limiting the generality of the foregoing, the Borrower will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties for which the Borrower or any such Subsidiary is the fee owner in accordance with the terms of the Mortgages. The Borrower shall, and shall cause its Subsidiaries (1) to use its best efforts, in the case of Projects where the Borrower or any of its Subsidiaries maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) to do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Projects where the Borrower or any of its Subsidiaries does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POAs for each Projects, to (A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which (x) satisfies the requirements of the declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for the nominee under the applicable Title Clearing Agreement). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the respective declaration (or any similar charter document) relating to each VOI Regime.

     6.8. TAXES.  The Borrower will, and will cause each of its Subsidiaries to,
          -----
duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge,
                                 --------
levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the
              --------  -------
Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     6.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.
          ---------------------------------------

          6.9.1.  GENERAL.  The  Borrower  shall  permit the Banks,  through the
                  -------
     Administrative Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Bank may reasonably request. All visits and inspections by the Administrative Agent shall be conducted at the expense of the Borrower.

          6.9.2.  COMMERCIAL FINANCE EXAMINATIONS.  No more frequently than once
                  -------------------------------
     each calendar year, or more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, the Borrower will permit the Banks, through the Administrative Agent or any of the Bank's other designated representatives, to conduct a commercial finance examination of the Borrower and its Subsidiaries, at such reasonable times and intervals as the Administrative Agent will request. All such commercial finance examinations shall be conducted and made at the expense of the Borrower.

          6.9.3.  COMMUNICATIONS  WITH ACCOUNTANTS.  The Borrower authorizes the
                  --------------------------------
     Administrative Agent and, if accompanied by the Administrative Agent, the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Administrative Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this ss.6.9.3.

          6.9.4. ENVIRONMENTAL  ASSESSMENTS.  Whether or not an Event of Default
                 --------------------------
     shall have occurred, the Administrative Agent may, from time to time, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Administrative Agent to evaluate or confirm (a) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and
     (b) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Administrative Agent deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrower.

     6.10. COMPLIANCE WITH LAWS, CONTRACTS,  LICENSES, AND PERMITS. The Borrower
           -------------------------------------------------------
will, and will cause each of its Subsidiaries to, comply in all material respects with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the

Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Banks with evidence thereof.

     6.11.  EMPLOYEE  BENEFIT PLANS.  The Borrower will (i) promptly upon filing
            -----------------------
the same with the Department of Labor or Internal Revenue Service, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or
in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

     6.12.  USE OF  PROCEEDS.  The  Borrower  will use the proceeds of the Loans
            ----------------
solely for working capital and general corporate purposes of FCI and its Subsidiaries

     6.13. MORTGAGED PROPERTY;  FLEET CONCENTRATION ACCOUNT. The Borrower shall,
           ------------------------------------------------
and shall cause each of its Subsidiaries to, (1) at the request of the Majority Banks at any time following the occurrence of a Triggering Event or (2) at the request of the Administrative Agent and any time following the occurrence of an Event of Default:

          (a) as soon as reasonably practicable,  but in any event within thirty
     (30) days after such request, deliver forthwith to the Administrative Agent a fully executed valid and enforceable first priority mortgage or deed of trust over any or all real property (including, without limitation, land, both undeveloped and in the process of development, and residential housing relating to the development of VOIs or Lots) then owned by the Borrower or any of its Subsidiaries (other than Nonconsolidated Subsidiaries), but excluding any VOIs or Lots which are the subject of any Base Contracts originated by FCI or any of its Subsidiaries prior to the recording of such mortgage or deed of trust. Such mortgage or deed of trust shall be in form and substance satisfactory to the Administrative Agent, and the Borrower or such Subsidiary shall also deliver title insurance policies, surveys, evidences of insurances with the Administrative Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as may be requested by the

     Administrative Agent. The Borrower further agrees that, following the taking of such actions with respect to such real estate, the Administrative Agent shall have for the benefit of the Banks and the Administrative Agent and valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens. In order to permit the Borrower or any Subsidiary to register all or a portion of the real property subject to such mortgage or deed of trust as a VOI Regime under applicable law, such mortgages and deeds of trust shall contain language substantially similar to that appearing in ss.26 and ss.27 hereof requiring the Administrative Agent to release its lien or security interest in any Lot entered into by the Borrower or any Subsidiary in the ordinary course of business or VOI which is the subject of a purchase contract or Base Contract with a bona-fide, third party purchaser (such person being a natural person) and for which the purchaser of such Lot or VOI pursuant to such purchase contract or Base Contract has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to such purchase contract or Base Contract and has otherwise fully discharged all of such purchaser's obligations and responsibilities required to be discharged as a condition to deeding.

          (b) (i) subject to ss.7.5.2 of the RC Agreement, cause all cash proceeds received by the Borrower or any of the Guarantors from the Nonconsolidated Subsidiaries to be deposited only into the Fleet Concentration Account, and (ii) at all times ensure that immediately upon the Borrower's or any of the Guarantors' receipt of any funds constituting cash proceeds of any Collateral, all such amounts shall have been deposited in the Fleet Concentration Account. The Borrower hereby agrees that all amounts received by the Administrative Agent in the Fleet Concentration Account will be the sole and exclusive property of the Administrative Agent, for the accounts of the Banks and the Administrative Agent, to be applied in accordance with the terms of this Credit Agreement.

     6.14.  FURTHER  ASSURANCES.  The Borrower  will, and will cause each of its
            -------------------
Subsidiaries to, cooperate with the Banks and the Administrative Agent and execute such further instruments and documents as the Majority Banks or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                 7. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.
                    ------------------------------------------

     The Borrower covenants and agrees that, so long as all or any portion of the Loan or any of the Notes is outstanding or any Bank has any obligation to make all or any portion of the Loan:

     7.1.  RESTRICTIONS  ON  INDEBTEDNESS.  The Borrower  will not, and will not
           ------------------------------
permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Banks and the Administrative Agent arising under any of the Loan Documents;

          (b) current liabilities of the Borrower or such Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies and liabilities under employee benefit plans, including, without limitation, pension plans, to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.6.8;

          (d) Indebtedness in an aggregate amount not to exceed $1,000,000 in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) Securitizations with respect to which the obligor is a special-purpose, bankruptcy-remote Subsidiary of FAC, neither FCI, FAC nor any of FCI's other Subsidiaries is directly or indirectly liable for any indebtedness or obligations incurred by such special-purpose bankruptcy remote Subsidiary, and neither FAC, FCI nor any of FCI's other Subsidiaries is obligated to repurchase defaulted Base Contracts sold to such special-purpose, bankruptcy-remote Subsidiary as part of such Securitization;

          (g) purchase-money Indebtedness (exclusive of any Indebtedness permitted pursuant to (k) below) incurred in connection with the acquisition of any real or tangible personal property by FCI or its
     Subsidiaries (other than FCC and Nonconsolidated Subsidiaries) or the construction of improvements on any real property owned by FCI or its Subsidiaries (other than FCC and Nonconsolidated Subsidiaries), provided
                                                                        --------
     that (A) such  Indebtedness  is  non-recourse to FCI or such Subsidiary and
     ----
     (B) such Indebtedness does not exceed in the aggregate at any time ten percent (10%) of Consolidated Tangible Net Worth;

          (h) unsecured Indebtedness of a Guarantor to FCI or of FCI to a Guarantor which is expressly subordinated and made junior to the payment and performance of the Obligations;

          (i) Indebtedness existing on the date hereof and listed and described on Schedule 7.1 hereto and renewals which do not increase the amount
         --------  ---
     thereof, in each case satisfactory to the Administrative Agent;

          (j) obligations of FRC, FCC and FFC-II to FAC under the Receivables Purchase Agreements;

          (k) Indebtedness of the Borrower and FAC under Capitalized Leases in an amount not to exceed $30,000,000 in the aggregate at any time outstanding;

          (l) Senior Indebtedness; and

          (m) Indebtedness of the Borrower not described in the foregoing clauses (a)-(l) which is incurred to develop one or more Projects for which the Administrative Agent and Majority Banks have declined to provide financing, provided that (A) such Indebtedness does not at anytime exceed
                 -------- ----
     $25,000,000 in the aggregate, (B) the collateral securing such Indebtedness shall be limited to the Project for which such Indebtedness is used and the Base Contracts originated for VOIs or Lots located in such Project, and (C) the total cost of such Project is less than the Total Commitment as of the date such Indebtedness is incurred.

     7.2.  RESTRICTIONS ON LIENS. The Borrower will not, and will not permit any
           ---------------------
of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (vii) of the definition of the term "Indebtedness," with or without recourse; provided that the Borrower or such Subsidiary may create or
                    --------
incur or suffer to be created or incurred or to exist:

          (a) liens on assets other than the Collateral to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on assets other than the collateral to secure claims for labor, material or supplies in respect of obligations not overdue;

          (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (c) liens on assets other than the Collateral in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties other than the Collateral in respect of obligations (i) not more than thirty (30) days overdue or (ii) or which are being contested in good faith and for which a surety bond has been obtained in an amount sufficient to effect satisfaction and discharge thereof;

          (e) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or such Subsidiary is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

          (f) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by ss.7.1(g), incurred in connection with the acquisition of such real or personal property or construction of improvements on such real property, which security interests or mortgages cover only the real or personal property so acquired or to be improved, provided that such real or personal property does not constitute Collateral;

          (g) liens on the collateral described in ss.7.1(m) hereof to secure the Indebtedness permitted by ss.7.1(m);

          (h) liens  existing  on the date  hereof  and listed on  Schedule  7.2
                                                                   --------  ---
     hereto;

          (i) liens in favor of the Administrative Agent for the benefit of the Banks and the Administrative Agent under the Loan Documents;

          (j) liens on those Base  Contracts and other assets  transferred  to a
     special-purpose   bankruptcy-remote   Subsidiary   of  FAC  to  secure  the
     Indebtedness of such Subsidiary described in ss.7.1(f);

          (k) liens on property or assets which do not constitute Collateral to secure the Senior Indebtedness; and

          (l) liens on Real Estate consisting of Assessments not yet due or payable.

     7.3.  RESTRICTIONS  ON  INVESTMENTS.  The  Borrower  will not, and will not
           -----------------------------
permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Service, Inc., and not less than "A 1" if rated by Standard and Poor's Rating Group;

          (d) Investments listed on Schedule 7.3 hereto;
                                    -------- ---

          (e) Investments existing on the date hereof consisting of Investments by the Borrower in Subsidiaries of the Borrower;

          (f) Investments with respect to Indebtedness permitted by ss.7.1(h) so long as such entities remain Subsidiaries of FCI;

          (g) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business;

          (h) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by ss.7.5.2(ii);

          (i) Investments consisting of capital contributions (whether in cash or by forgiveness of intercompany indebtedness) by FCI to a Guarantor;

          (j) Investments consisting of capital contributions to or promissory notes received as proceeds from a special-purpose bankruptcy-remote Subsidiary of FAC by reason of a disposition of Base Contracts pursuant to a Securitization so long as such Securitization is permitted by ss.7.1(f) and such disposition of Base Contracts is permitted by ss.7.5.2(iii); and

          (k) Investments  consisting of  Distributions  permitted under Section
     7.4 hereof.

     7.4.  DISTRIBUTIONS.  The Borrower will not make any Distributions,  except
           -------------
that FCI may make:

          (i) Distributions to its stockholders consisting of the declaration and payment of dividends; and

          (ii) Distributions consisting of the repurchase by FCI of shares of its common stock issued to or owned by employees under employment benefit plans or arrangements, the consideration for which involves the payment by FCI of a corresponding value in withholding taxes to federal and state taxing authorities, provided that such repurchases shall not exceed an aggregate of $350,000 in any calendar year.

in each case, so long as (a) such Distributions in the aggregate do not exceed forty percent (40%) of the Consolidated Net Income of FCI and its Subsidiaries for the fiscal year immediately preceding the fiscal year in which such Distributions are to be made, (b) in the case of Distributions described in clause (i) above, such Distributions are made no more frequently than quarterly during each fiscal year, (c) any such Distributions are reconciled in the audited year end financial statements of FCI and its Subsidiaries delivered to the Administrative Agent pursuant to ss.6.4, and (d) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such Distributions. Any Subsidiary of the Borrower may make Distributions to the Borrower. Any shares of repurchased FCI common stock may be held by FCI as treasury stock, reissued or cancelled.

     7.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.
          -----------------------------------------------

          7.5.1.  MERGERS AND ACQUISITIONS.  The Borrower will not, and will not
                  ------------------------
     permit any of its Subsidiaries to, become a party to any amalgamation, merger or consolidation, or agree to or effect any asset acquisition or stock or share acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except the merger or consolidation of any Subsidiary of FCI (other than FCC and Nonconsolidated Subsidiaries) with and into FCI, or the merger or consolidation of two or more Subsidiaries (other than FCC and Nonconsolidated Subsidiaries) of the Borrower.

          7.5.2.  DISPOSITION  OF ASSETS.  The  Borrower  will not, and will not
                  ----------------------
     permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the sale of lots, homes and VOIs, in each case in the ordinary course of business consistent with past practices, without the prior written approval of the Majority Banks, except as set forth below:

          (i) The Borrower or such Subsidiary may sell or substitute assets so long as (a) such sales are for cash to unrelated third parties in an arms length transaction, (b) such assets are not, and are not intended to be, Collateral, (c) the Net Cash Sale Proceeds of each such sale are used to repay the Loan in accordance with ss.2.3.2 and are applied as set forth in ss.2.3.2 or ss.11.4, as applicable, and (d) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such disposition.

          (ii) The Borrower or its Subsidiaries may sell Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to unrelated third parties provided that (a) each such sale is for cash, (b)
                               -------- ----
     the purchase price of the Base Contracts sold shall not be less than 80% of the principal components of such Base Contracts plus all accrued and unpaid interest on such Base Contracts, (c) the Net Cash Sale Proceeds of each such sale are used to repay the Loan in accordance with ss.2.3.2 and are applied as set forth in ss.2.3.2 or ss.11.4, as applicable, and (d) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such disposition.

          (iii) The Borrower or its Subsidiaries may sell Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to special-purpose bankruptcy-remote Subsidiaries of FAC (other than FCC, FRC and FFC-II) pursuant to Securitizations permitted by ss.7.1(f), provided
                                                                        --------
     that (a) the cash portion of the purchase  price of the Base Contracts sold
     ----
     shall not be less than 80% of the principal components of such Base Contracts plus all accrued and unpaid interest on such Base Contracts, (b) the Net Cash Sale Proceeds of each such sale are used to repay the Loan in accordance with ss.2.3.2 and are applied as set forth in ss.2.3.2 or ss.11.4, as applicable, and (c) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such disposition.

          (iv) FMB and the VB Originating Subsidiaries may sell or substitute Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to FCI, and FCI may sell or substitute Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to FAC, and FAC may sell or substitute Base Contracts and beneficial interests in VOIs and Lots underlying such Base Contracts to FCC, FRC and FFC-II, provided that (a) the terms of each such sale are no less favorable than those contained in the Operating Agreement (with respect to sales from FMB and the VB Originating Subsidiaries to FCI and sales from FCI to FAC) or the Receivables Purchase Agreements (with respect to sales from FAC to FCC, FRC and FFC), and (b) the Net Cash Sale Proceeds of each such sale are used to repay the Loan in accordance with ss.2.3.2 and are applied as set forth in ss.2.3.2 or ss.11.4, as applicable, and (c) no Default or Event of Default has occurred or is continuing, or would occur after giving effect to such disposition.

          7.5.3.  DISPOSITION  OF STOCK.  The  Borrower  will not,  and will not
                  ---------------------
     permit any of its Subsidiaries to, become a party to or agree to or effect any disposition or issuance of any stock or share capital of a Subsidiary to any Person other than the Borrower.

     7.6. SALE AND LEASEBACK.  The Borrower will not, and will not permit any of
          ------------------
its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or such Subsidiary shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

     7.7.  COMPLIANCE WITH  ENVIRONMENTAL  LAWS. Except as disclosed on Schedule
           ------------------------------------                         --------
5.18 hereto,  the Borrower will not, and will not permit any of its Subsidiaries
----
to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate, (iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law in any material respect or bring such Real Estate in violation of any Environmental Law in any material respect.

     7.8.  SUBORDINATED  DEBT. The Borrower will not, and will not permit any of
           ------------------
its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or prepay, redeem or repurchase any of the Subordinated Debt.

     7.9.  EMPLOYEE BENEFIT PLANS.  Neither the Borrower nor any ERISA Affiliate
           ----------------------
will

          (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

          (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

          (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

     7.10. BUSINESS  ACTIVITIES.  The Borrower will not, and will not permit any
           --------------------
of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

     7.11.  FISCAL YEAR.  The Borrower  will not, and will not permit any of its
            -----------
Subsidiaries to, change the date of the end of its fiscal year (or the equivalent thereof in any foreign jurisdiction) from that set forth in ss.5.4.1.

     7.12.  TRANSACTIONS  WITH  AFFILIATES.  The Borrower will not, and will not
            ------------------------------
permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, unless such transaction (a) is on terms no more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business and (b) has been disclosed to and approved by the Majority Banks.

     7.13.  NEGATIVE  PLEDGES.  The  Borrower  will not, and will not permit its
            -----------------
Subsidiaries to, enter into or permit to exist any arrangement or agreement, enforceable under applicable law, which directly or indirectly prohibits the Borrower or any of its Subsidiaries from creating or incurring any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest on any assets owned by the Borrower or such Subsidiary in favor of the Administrative Agent for the benefit of the Banks and the Administrative Agent under the Loan Documents, other than with respect to assets which are subject to Permitted Liens.

     7.14.  RC  AGREEMENT.  Without the prior  written  consent of the  Majority
            -------------
Banks,  the Borrower will not, and will not permit any of its  Subsidiaries  to,
(a) amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms of any of the Senior Indebtedness, the RC Agreement or any of the "Loan Documents" as defined therein in order to (i) make any covenants contained in the RC Agreement or any of the "Loan Documents" as defined therein more restrictive on the Borrower and its Subsidiaries or (ii) change any of the advance rates set forth in the definition of "Borrowing Base" in the RC Agreement, or (b) prepay, redeem or repurchase any of the Senior Indebtedness except as expressly provided in the RC Agreement. The Borrower hereby agrees to promptly deliver to the Administrative Agent a certified copy of any amendment, restatement, modification or waiver to the RC Agreement or any of the "Loan Documents" as defined therein.

     7.15.  MORTGAGED  PROPERTY.  At any  time  following  the  occurrence  of a
            -------------------
Triggering Event or an Event of Default, the Borrower will not, and will not permit any of its Subsidiaries to, create a subdivision, condominium or Ownership Regime with respect to any real property (including, without limitation, land (both undeveloped and in the process of development) and residential housing) owned by the Borrower or any of its Subsidiaries over which the Administrative Agent has a Mortgage without the prior written consent of the Majority Banks.

                     8. FINANCIAL COVENANTS OF THE BORROWER.
                        -----------------------------------

     The Borrower covenants and agrees that, so long as all or any portion of the Loan or any of the Notes is outstanding or any Bank has any obligation to make all or any portion of the Loan:

     8.1. DEBT SERVICE COVERAGE RATIO. The Borrower will not permit the ratio of
          ---------------------------
(i) Consolidated Operating Cash Flow for any period of four (4) consecutive fiscal quarters to (ii) the sum of (A) Consolidated Total Interest Expense for such period, plus (B) any mandatory scheduled repayments of principal on all
              ----
Indebtedness (excluding Indebtedness under the Triple-A Credit Agreement) of the Borrower and its Subsidiaries (excluding the Nonconsolidated Subsidiaries) paid or due and payable during such period, to be less than 1.8 to 1 at any time.

     8.2.  LIABILITIES TO WORTH RATIO. The Borrower will not permit the ratio of
           --------------------------
Consolidated  Total  Liabilities  to  Consolidated  Tangible Net Worth to exceed
2.475 to 1 at any time.

         8.3.  CONSOLIDATED  TANGIBLE NET WORTH.  The  Borrower  will not permit
               --------------------------------
Consolidated Tangible Net Worth at any time to be less than the sum of (i) $207,000,000 plus (ii) on a cumulative basis, 60% of positive Consolidated Net
             ----
Income for each fiscal quarter beginning with the fiscal quarter ended June 30, 2000, plus (iii) 100% of the proceeds of any sale by FCI of (A) equity
       ----
securities issued by FCI, or (B) warrants or subscription rights for equity securities issued by FCI.

     8.4. CONSOLIDATED  OPERATING MARGIN COVENANT. The Borrower will not permit,
          ---------------------------------------
as of the last day of any fiscal quarter, the ratio of Consolidated Earnings before Interest and Taxes to Consolidated Total Revenue for the period of four
(4) consecutive fiscal quarters ended on such date to be less than eleven and four-tenths percent (11.4%).

     8.5. MINIMUM  INVENTORY  COVENANT.  The Borrower will not permit, as of the
          ----------------------------
last day of any fiscal quarter, the ratio of Consolidated VOI Revenue to Average Inventory for the period of four (4) consecutive fiscal quarters ended on such date to be less than (a) 1.8 to 1 for any fiscal quarter ending prior to or on December 31, 2000, and (b) 1.64 to 1 for any fiscal quarter ending thereafter.

     8.6.  SHADOW  BORROWING  BASE.  The Borrower  will not permit the aggregate
           -----------------------
amount of  Indebtedness  of the Borrower  and its  Subsidiaries

(including the  Nonconsolidated  Subsidiaries)  at any time to exceed the sum of
(i) 50% of Inventory plus (ii) 75% of Receivables.
                     ----

                             9. CLOSING CONDITIONS.
                                ------------------

     The obligations of the Banks to make the Loan shall be subject to the satisfaction of the following conditions precedent on or prior to October 20, 2000:

     9.1.  LOAN  DOCUMENTS.  Each of the Loan  Documents  shall  have  been duly
           ---------------
executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     9.2.  CERTIFIED COPIES OF CHARTER  DOCUMENTS.  Each of the Banks shall have
           --------------------------------------
received from the Borrower and each of the Guarantors a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or certificate of partnership, as applicable, or other incorporation or constituent documents as in effect on such date of certification, and (ii) its by-laws, or partnership agreement, as applicable, as in effect on such date.

     9.3. CORPORATE,  ACTION. All corporate and partnership action necessary for
          ------------------
the valid execution, delivery and performance by the Borrower and each of the Guarantors of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     9.4. INCUMBENCY  CERTIFICATE.  The Administrative Agent shall have received
          -----------------------
from the Borrower and each of the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Guarantor, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of the Borrower or such Guarantor, each of the Loan Documents and Subordination Documents to which the Borrower or such Guarantor is or is to become a party; (ii) in the case of the Borrower, to make Conversion Requests; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

     9.5. VALIDITY OF LIENS. The Security Documents shall be effective to create
          -----------------
in favor of the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

     9.6.  PERFECTION  CERTIFICATES AND UCC SEARCH RESULTS.  The  Administrative
           -----------------------------------------------
Agent shall have received from the Borrower and its Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

     9.7.  CERTIFICATES  OF  INSURANCE.  The  Administrative  Agent  shall  have
           ---------------------------
received (i) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

     9.8. FLEET CONCENTRATION  ACCOUNT.  The Borrower shall have established the
          ----------------------------
Fleet Concentration Account.

     9.9.  OPINION OF COUNSEL.  Each of the Banks and the  Administrative  Agent
           ------------------
shall have received a favorable legal opinion addressed to the Banks and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Administrative Agent from (a) Kutak Rock LLP, counsel to the Borrower and its Subsidiaries, (b) Carlton Fields, Florida counsel to the Borrower and its Subsidiaries, and (c) such local counsel to the Borrower and its Subsidiaries as may be required by the Administrative Agent.

     9.10.  PAYMENT OF FEES. The Borrower shall have paid to the  Administrative
            ---------------
Agent and the Arranger all fees due to the Administrative Agent and the Arranger under the Fee Letter.

     9.11.  INTERCREDITOR AGREEMENT. The Borrower, FAC, the Administrative Agent
            -----------------------
and the Banks shall have entered into an Intercreditor Agreement with the RC Agent and the RC Banks.

     9.12.  DISBURSEMENT  INSTRUCTIONS.  The  Administrative  Agent  shall  have
            --------------------------
received disbursement instructions from the Borrower with respect to the proceeds of the Loan to be made on the Closing Date.

     9.13.  INTEREST RATE PROTECTION.  The Borrower shall have obtained interest
            ------------------------
rate protection pursuant to a Rate Protection Agreement on a notional amount not less than 50% of the amount of the Loan and at a rate and tenor satisfactory to the Administrative Agent.

     9.14. RATING AGENCY LETTERS.  The Administrative  Agent shall have received
           ---------------------
evidence with respect to the ratings of FCI's secured long-term senior debt issued by Moody's and Standard & Poor's.

     9.15. REGULATORY  COMPLIANCE.  The Administrative Agent shall have received
           ----------------------
all documents, opinions and instruments (including a completed Form U-1) reasonably requested by the Administrative Agent relating to compliance with applicable rules and regulations promulgated by the Federal Reserve Board and other governmental and regulatory authorities all in form and substance satisfactory to the Administrative Agent.

                          10. CONDITIONS TO BORROWING.
                              -----------------------

     The obligations of the Banks to make the Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     10.1.   REPRESENTATIONS   TRUE;   NO   EVENT  OF   DEFAULT.   Each  of  the
             --------------------------------------------------
representations and warranties of the Borrower and its Subsidiaries and the Guarantors contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of the Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date).

     10.2.  NO LEGAL  IMPEDIMENT.  No change  shall have  occurred in any law or
            --------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make the Loan.

     10.3.  GOVERNMENTAL   REGULATION.   Each  Bank  shall  have  received  such
            -------------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     10.4.  PROCEEDINGS  AND DOCUMENTS.  All  proceedings in connection with the
            --------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Administrative Agent and the Administrative Agent's Special Counsel, and the Banks, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

                    11. EVENTS OF DEFAULT; ACCELERATION; ETC.
                        ------------------------------------

     11.1.  Events of Default and  Acceleration.  If any of the following events
            -----------------------------------
("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loan when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower or any of the Guarantors shall fail to pay any interest on the Loan or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) the Borrower shall fail to comply with any of its covenants contained in ss.ss.6.1, 6.2, 6.5, 6.6, 6.7, 6.9, 6.12, 6.13, 6.14, 7 or 8
     hereof;

          (d) the Borrower or any of its Subsidiaries or any of the Guarantors shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.11.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Administrative Agent;

          (e) any representation or warranty of the Borrower or any of its Subsidiaries or any of the Guarantors in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement, as such representation and warranty may be updated in writing from time to time by the Borrower or any of its Subsidiaries or any of the Guarantors, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) the Borrower or any of its Subsidiaries or any of the Guarantors shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $1,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received (including, without limitation, Senior Indebtedness) or in respect of any Capitalized Leases in an aggregate amount in excess of $1,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g) the Borrower or any of its Subsidiaries or any of the Guarantors shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or any of the Guarantors or of any substantial part of the assets of the Borrower or any of its Subsidiaries or any of the Guarantors or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries or any of the Guarantors under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries or any of the Guarantors and the Borrower or any of its Subsidiaries or any of the Guarantors shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries or any of the Guarantors bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower or any of the Guarantors in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries or any of the Guarantors that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries or any of the Guarantors exceeds in the aggregate $1,000,000;

          (j) the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part;

          (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of the Guarantors party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (l) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $500,000, or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $500,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), provided that the Administrative Agent
                                     --------
     determines in its reasonable discretion that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $500,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or
     (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

          (m) the Borrower or any of its Subsidiaries or any of the Guarantors shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

          (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen
     (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries or any of the Guarantors if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect or a materially adverse effect on the business or financial condition of such Guarantor;

          (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries or any of the Guarantors if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Borrower or such Subsidiary or such Guarantor;

          (p) the Borrower or any of its Subsidiaries or any of the Guarantors shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against the Borrower or any of its Subsidiaries or any of the Guarantors, a punishment for which in any such case could include the forfeiture of any assets having a fair market value in excess of $500,000; or

          (q) (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the outstanding shares of common stock of FCI; or, during any period of twelve consecutive calendar months, individuals who were directors of FCI on the first day of such period shall cease to constitute a majority of the board of directors of FCI, or (ii) FCI shall at any time legally or beneficially, cease to own all of the issued and outstanding capital stock of FAC;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default
                          --------
specified in ss.ss.11.1(g), 11.1(h) or 11.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Bank.

     11.2.  TERMINATION  OF  COMMITMENTS.  If any one or more of the  Events  of
            ----------------------------
Default specified in ss.11.1(g), ss.11.1(h) or ss.11.1(j) shall occur, each of the Banks shall be relieved of all obligations to make the Loan to the Borrower. If any other Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the obligation of the Banks to make the Loan to the Borrower, and upon such notice being given each of the Banks shall be relieved of all obligations to make the Loan. No termination hereunder shall relieve the Borrower or any of its Subsidiaries or any of the Guarantors of any of the Obligations.

     11.3. REMEDIES. In case any one or more of the Events of Default shall have
           --------
occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loan pursuant to ss.11.1, each Bank, if owed any amount with respect to the Loan, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Administrative Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     11.4.  DISTRIBUTION OF PROCEEDS. In the event that the Administrative Agent
            ------------------------
receives proceeds or in the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

          (a)  First,   to  the  payment  of,  or  (as  the  case  may  be)  the
     reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

          (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that (i) distributions
                                       --------  -------
     shall be made (A) pari passu  among  Obligations  with  respect to the fees
                       ---- -----
     payable pursuant to ss.3.1 and all other Obligations and (B) with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, among the Banks pro rata, and (ii) the Administrative Agent may in its discretion
               --- ----
     make proper allowance to take into account any Obligations not then due and payable;

          (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

                                   12. SETOFF.
                                       ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (i) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank, and (ii) if such Bank shall receive from any of the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims,
                                             ---  -----
subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter
           --------
recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                          13. THE ADMINISTRATIVE AGENT.
                              ------------------------

     13.1. AUTHORIZATION.
           -------------

          (a) The Administrative Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, provided that no duties or
                                                  --------
     responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

          (b) The relationship between the Administrative Agent and each of the Banks is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Banks.

          (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Banks, as that term is defined in
     Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Administrative Agent.

     13.2.  EMPLOYEES  AND AGENTS.  The  Administrative  Agent may  exercise its
            ---------------------
powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     13.3.  NO  LIABILITY.  Neither  the  Administrative  Agent  nor  any of its
            -------------
shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     13.4. NO REPRESENTATIONS.
           ------------------

          13.4.1. GENERAL. The Administrative Agent shall be responsible for the
                  -------
     execution  or validity or  enforceability  of this  Credit  Agreement,  the
     Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

          13.4.2.  CLOSING  DOCUMENTATION,  ETC.  For  purposes  of  determining
                   ----------------------------
     compliance with the conditions set forth in ss.9, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or the Arranger to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Administrative Agent or the Arranger active upon the Borrower's account shall have received notice from such Bank prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or the Arranger to such effect on or prior to the Closing Date.

     13.5. PAYMENTS.
           --------

          13.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Borrower to
                  --------------------------------
     the Administrative Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Administrative Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Administrative Agent for the
     --- ----
     account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          13.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the
                  ------------------------------------
     Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          13.5.3.  Delinquent  Banks.  Notwithstanding  anything to the contrary
                   -----------------
     contained in this Credit Agreement or any of the other Loan Documents, any Bank (including any Acceding Bank) that fails (i) to make available to the Administrative Agent its pro rata share of the Loan or (ii) to comply with
                               --- ----
     the provisions of ss.12 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata
                                                                        --- ----
     share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of the outstanding portion of the Loan, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of
                                                              --- ----
     the outstanding portion of the Loan. The Delinquent Bank hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of the outstanding
                                              --- ----
     portion of the Loan. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to the outstanding portion of the Loan of the nondelinquent Banks, the Banks' respective pro rata shares of the outstanding portion of the
                             --- ----
     Loan have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     13.6.  HOLDERS OF NOTES.  The  Administrative  Agent may deem and treat the
            ----------------
payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until the Administrative Agent shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     13.7.  INDEMNITY.  The Banks  ratably  agree hereby to  indemnify  and hold
            ---------
harmless the Administrative Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrower as required by ss.14), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

     13.8. ADMINISTRATIVE AGENT AS BANK. In its individual capacity, Fleet shall
           ----------------------------
have the same obligations and the same rights, powers and privileges in respect to its Commitment and the portion of the Loan made by it, and as the holder of any of the Notes, as it would have were it not also the Administrative Agent.

     13.9.  RESIGNATION.  The  Administrative  Agent  may  resign at any time by
            -----------
giving sixty (60) days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     13.10.  NOTIFICATION  OF DEFAULTS  AND EVENTS OF DEFAULT.  Each Bank hereby
             ------------------------------------------------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this ss.13.10 or upon learning of a Default or an Event of Default in its capacity as Administrative Agent it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     13.11.  DUTIES IN THE CASE OF  ENFORCEMENT.  In case one of more  Events of
             ----------------------------------
Default have occurred and shall be continuing,  and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (i) so requested by the Majority Banks and (ii) the Banks have provided to the Administrative Agent and/or the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, direct the Administrative Agent to proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may request in writing that the Administrative Agent direct the Administrative Agent as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Administrative Agent and/or the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such requests and directions, provided that the
                                                              --------
Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                        14. EXPENSES AND INDEMNIFICATION.
                            ----------------------------

     14.1. EXPENSES. Except as provided in the Commitment Letter with respect to
           --------
fees and expenses incurred prior to the Closing Date, the Borrower agrees to pay
(i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein,
(ii) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Banks (other than taxes based upon the Administrative Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Administrative Agent and each Bank with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Administrative Agent or the Arranger incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (iv) the fees, expenses and disbursements of the Administrative Agent, the Arranger or any of their affiliates incurred by the Administrative Agent, the Arranger or such affiliate in connection with (A) the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges and (B) the issuance by Moody's and Standard & Poor's of ratings of FCI's secured long-term senior debt, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Administrative Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or any of the Guarantors or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Administrative Agent's relationship with the Borrower or any of its Subsidiaries or any of the Guarantors and (vii) all reasonable fees, expenses and disbursements of any Bank or the Administrative Agent incurred in connection with UCC searches, UCC filings or mortgage recordings.

     14.2.  INDEMNIFICATION.  The Borrower agrees to indemnify and hold harmless
            ---------------
the Administrative Agent, the Arranger, the Banks and their respective shareholders, directors, agents, officers, subsidiaries and affiliates from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of the Loan, (ii) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries or any of the Guarantors comprised in the Collateral, (iv) the Borrower or any of its Subsidiaries or any of the Guarantors entering into or performing this Credit Agreement or any of the other Loan Documents or (v) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, except that the indemnified Person will not be entitled to indemnification for losses due to its willful misconduct or gross negligence. In litigation, or the preparation therefor, the Banks, the Arranger and the Administrative Agent and their affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.14.2 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

     14.3. SURVIVAL. The covenants contained in this ss.14 shall survive payment
           --------
or satisfaction in full of all other Obligations.

               15. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.
                   ---------------------------------------------

     15.1.  SHARING OF  INFORMATION  WITH  SECTION 20  SUBSIDIARY.  The Borrower
            -----------------------------------------------------
acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a
Section 20 Subsidiary. The Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Administrative Agent and each Bank any information delivered to such Section 20 Subsidiary by the Borrower or any of its Subsidiaries, and (b) the Administrative Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Administrative Agent or such Bank by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

     15.2.  CONFIDENTIALITY.  Each of the  Banks  and the  Administrative  Agent
            ---------------
agrees,  on behalf of itself and each of its  affiliates,  directors,  officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss.15, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, the Administrative Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in ss.15.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of ss.17.6.

     15.3. PRIOR NOTIFICATION.  Unless specifically prohibited by applicable law
           ------------------
or court order, each of the Banks and the Administrative Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

     15.4.  OTHER.  In no event  shall any Bank or the  Administrative  Agent be
            -----
obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Borrower or any of its Subsidiaries. The obligations of each Bank under this ss.15 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

                         16. SURVIVAL OF COVENANTS, ETC.
                             --------------------------

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries or any of the Guarantors pursuant hereto shall be deemed to have been relied upon by the Banks and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of the Loan, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any portion of the Loan, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Administrative Agent at any time by or on behalf of the Borrower or any of its Subsidiaries or any of the Guarantors pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary or such Guarantor hereunder.

                  17. ASSIGNMENT AND PARTICIPATION; ACCESSION.
                      ---------------------------------------

     17.1. CONDITIONS TO ASSIGNMENT AND ACCESSION BY BANKS.
           -----------------------------------------------

          (a)  Except as  provided  herein,  each Bank may assign to one or more
     Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loan at the time owing to it and the Notes held by it); provided that (i) except in
                                                     --------
     the case of an assignment to another Bank, an Affiliate of any Bank or an Approved Fund of any Bank, each of the Administrative Agent, and, provided that no Event of Default has occurred or is continuing, the Borrower shall have given its prior written consent to such assignment, all such consents not to be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (iii) each assignment shall be in the minimum amount of $5,000,000 (or, if less, the assigning Bank's entire Commitment), and (iv) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit C hereto (an "Assignment and Acceptance"),
             ------- -
     together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in ss.17.3, be released from its obligations under this Credit Agreement.

          (b) Except as otherwise provided herein, Eligible Assignees (each such Eligible Assignee, an "Acceding Bank") may become party to this Credit Agreement by entering into an Instrument of Accession (an "Instrument of Accession") in form and substance reasonably satisfactory to the Acceding Bank, and the Administrative Agent and assuming thereunder a Commitment to make a portion of the Loan pursuant to the terms hereof, and the amount of the Loan shall thereupon be increased by the amount of such Acceding Bank's Commitment; provided, however, that (i) the Administrative Agent shall have given its prior written consent to such accession, and (ii) in no event shall the Total Commitment be increased under any one or more of such Instruments of Accession so as to exceed, in the aggregate, $100,000,000. On the effective date specified in any Instrument of Accession, Schedule 1 hereto shall be amended by the Administrative Agent (each of the Borrower and the Banks hereby consenting to such amendment) to reflect (1) the name, address, Commitment and Commitment Percentage of such Acceding Bank, (2) the Total Commitment as increased by such Acceding Bank's Commitment, and
     (3) the changes to the other Banks' respective Commitment Percentages and any changes to the other Banks' respective Commitments (in the event such Bank is also the Acceding Bank) resulting from such assumption and such increased Total Commitment.

     17.2. CERTAIN  REPRESENTATIONS AND WARRANTIES;  LIMITATIONS;  COVENANTS. By
           -----------------------------------------------------------------
executing and delivering an Assignment and Acceptance or Instrument of Accession, as the case may be, the parties to the assignment thereunder (or such Instrument of Accession, as the case may be)confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned (in the case of an Assignment and Acceptance) thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

          (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any of the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any of the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee or Acceding Bank, as the case may be, confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.5.4 and ss.6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d)  such  assignee  or  Acceding  Bank,  as the  case  may be,  will,
     independently   and  without   reliance  upon  the  assigning   Bank,   the
     Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee or Acceding Bank, as the case may be, represents and warrants that it is an Eligible Assignee;

          (f) such assignee or Acceding Bank, as the case may be, appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this

     Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee or Acceding Bank, as the case may be, agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; and

          (h) such assignee or Acceding Bank, as the case may be, represents and warrants that it is legally authorized to enter into such Assignment and Acceptance or Instrument of Accession, as the case may be.

     17.3.  REGISTER.  The  Administrative  Agent shall  maintain a copy of each
            --------
Assignment and Acceptance and Instrument of Accession delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Loan owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     17.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance (together
           ---------
with each Note subject to such assignment) or Instrument of Accession, as the case may be, executed by the parties thereto the Administrative Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee or Acceding Bank, as the case may be, in an amount equal to the amount assumed by such Eligible Assignee or Acceding Bank, as the case may be, pursuant to such Assignment and Acceptance or Instrument of Adherence, as the case may be, and, in the event of an assignment, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.17.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

     17.5.  PARTICIPATIONS.  Each  Bank may sell  participations  to one or more
            --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided
                                                                        --------
that (i) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (ii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     17.6. DISCLOSURE.  The Borrower agrees that in addition to disclosures made
           ----------
in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     17.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee
           ----------------------------------------------------
Bank is an Affiliate of the Borrower, then any such assignee Bank or Acceding Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.11.1 or ss.11.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's or Acceding Bank's interest in the Loan. If any Bank sells a participating interest in the Loan to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Administrative Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.11.1 or ss.11.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loan to the extent of such participation.

     17.8. MISCELLANEOUS ASSIGNMENT PROVISIONS.  Any assigning Bank shall retain
           -----------------------------------
its rights to be indemnified pursuant to ss.14 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank or Acceding Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this ss.17 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. Notwithstanding any other provision in this Credit Agreement, any Bank that is a fund that invests in bank loans may, without the consent of the Administrative Agent or the Borrower, pledge all or any portion of the Loan or any Note held by it to any trustee for, or any other representative of, investors in, or holders of equity securities issued, by such fund, as security for such investment or securities; provided that any foreclosure or similar
                                      --------
action by such trustee shall be subject to the provisions of this ss.17 concerning assignments. No pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     17.9. ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any
           ----------------------
of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks; provided that the Borrower may, with the
                                        --------
prior unanimous written consent of all of the Banks (which such consent may be withheld by any of the Banks in its sole, absolute and unfettered discretion for any or no reason), assign and transfer all of its rights and obligations under the Loan and the Loan Documents to another person (with such person assuming all of such rights and obligations) to which a portion or substantially all of the Borrower's real estate assets are conveyed or transferred (a "Permitted Assignment"). In connection with a Permitted Assignment, none of the Banks and the Administrative Agent shall be paid any prepayment premium under ss.2.3.2 or ss.2.4 hereof. The Administrative Agent and the Banks shall be entitled to out-of-pocket fees, costs and expenses (including legal fees) incurred by the Banks and/or the Administrative Agent in connection with such Permitted Assignment.

                                18. NOTICES, ETC.
                                    ------------

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to FCI, at 8669 Commodity Circle, Suite 300, Orlando, Florida 32819, Attention: President, Facsimile: 407-370-5286 or at such other address for notice as FCI shall last have furnished in writing to the Person giving the notice;

          (b) if to Fleet or the Administrative Agent, at 115 Perimeter Center Place, N.E., Suite 500, Atlanta, GA 30346, Attention: Paul DiVito, Managing Director, Facsimile: 770-390-8434 with a copy to the Fleet National Bank, Fleet Agency Services, 100 Federal Street, Boston, Massachusetts 02110,
     Attention: Sean M. Robinson, Facsimile: 617-346-5833, or such other address for notice as Fleet or the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

          (c) if to any Bank other than Fleet, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as
        -------- -
     such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               19. GOVERNING LAW.
                                   -------------

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF
MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.18. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  20. HEADINGS.
                                      --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                21. COUNTERPARTS.
                                    ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           22. ENTIRE AGREEMENT, ETC.
                               ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.24.

                            23. WAIVER OF JURY TRIAL.
                                --------------------

     The Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit
Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (i) certifies that no representative, agent or attorney of any Bank or the Administrative Agent has represented, expressly or otherwise, that such Bank or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Administrative Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     24. CONSENTS, AMENDMENTS, WAIVERS, ETC.
                         ----------------------------------

     Any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to ss.3.10.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto) may not be reduced, the amount of the Commitments of the Banks (other than changes which are contemplated by ss.17.1(b)) may not be increased, and the amount of principal or fees due hereunder may not be reduced without the written consent of the Borrower and the written consent of each Bank affected thereby; the Maturity Date, any Interest Payment Date or any other due date for the payment of interest, fees or principal hereunder may not be postponed without the written consent of each Bank affected thereby; this ss.24 and the definition of Majority Banks may not be amended, ss.6.13, ss.8.7 or ss.11.1(q) may not be waived or amended, neither ss.7.3 nor ss.7.4 may be waived or amended to permit FCI to purchase shares of its capital stock, without the written consent of all of the Banks; and the amount of any fees payable to for the Administrative Agent's account and ss.13 may not be amended without the written consent of the Administrative Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                                25. SEVERABILITY.
                                    ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                            26. RELEASE OF SECURITY.
                                -------------------

          (a) If the Administrative Agent shall have obtained Mortgages pursuant to ss.6.13 hereof, at such time as a bona fide, third-party purchaser (such purchaser being a natural person) of a Lot or VOI pursuant to a purchase contract or Base Contract has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to such purchase contract or Base Contract and has otherwise fully discharged all of such purchaser's obligations and responsibilities required to be discharged as a condition to deeding, the Administrative Agent (or its duly appointed attorney-in-fact authorized to act on its behalf), acting on behalf of the Banks, will, on request and appropriate certification by the Borrower or its authorized representative, execute and deliver, at the Borrower's expense, such termination statements or mortgage releases, as the case may be, and take such other actions as may be reasonably necessary to terminate and remove the Administrative Agent's underlying mortgage lien or security interest in such Lot or VOI constituting collateral under such Mortgages.

          (b) With respect to each Lot or VOI in which the Administrative Agent has terminated and removed its underlying mortgage lien or security interest, the Borrower will promptly deliver to the Administrative Agent cash in an amount equal to the Relevant Percentage of FCI's published sales price for such Lot or VOI (the "Partial Release Price"). Subject to ss.3.9, the Partial Release Price shall be applied to repay the outstanding portion of the Loan in an amount equal to 100% of the Partial Release Price, to be applied as set forth in ss.11.4. The Borrower shall pay a premium with respect to each such prepayment in an amount determined in accordance with the percentages set forth in the following table opposite the period during which each such prepayment is made:

                  Period                                Prepayment Premium
                  ------                                ------------------

          Closing Date through
          first anniversary thereof                    3% of amount prepaid

          First anniversary of
          Closing Date through second
          anniversary of Closing Date                  2% of amount prepaid

          Second anniversary of
          Closing Date through third
          anniversary of Closing Date                  1% of amount prepaid

          Thereafter                                            -0-

          (c) If the Borrower or any of the Guarantors sell or otherwise transfer any assets in accordance with ss.7.5 hereof, the Administrative Agent (or its duly appointed attorney-in-fact authorized to act on its behalf), acting on behalf of the Banks, will, on the date that all payments made by the purchaser or transferee are deposited with the Administrative Agent at the time the receipt and application of the Net Cash Sale Proceeds of such sale in accordance with ss.7.5.2 hereof, execute and deliver, at the Borrower's expense, such termination statements, mortgage releases or subordination agreements, as the case may be, and take such other actions, as may be reasonably necessary to subordinate or terminate and remove the Administrative Agent's mortgage or security interest in the assets being sold.

                      27. SUPERIOR RIGHTS OF VOI PURCHASER.
                          --------------------------------

     In order to permit the Borrower or any Subsidiary to register all or a portion of the real property subject to the terms of the Security Documents as a VOI Regime under applicable law, the Administrative Agent and the Banks agree as follows:

     (a) Notwithstanding any other provision contained in this Agreement, the rights of any bona-fide, third party purchaser (such purchaser being a natural person) of any Lot or VOI under a contract for purchase (including a Base Contract) entered into by the Borrower or any Subsidiary in the ordinary course of business shall, so long as such purchaser is not in default in its obligations under its contract for purchase (including a Base Contract), be superior to those of the Administrative Agent and the Banks hereunder, and neither the Administrative Agent nor the Banks shall, so long as such purchaser is not in default, interfere with such purchaser's use and enjoyment of the Lot or VOI subject thereto.

     (b) If pursuant to the terms of the Security Documents, the Administrative Agent or the Banks shall acquire any Lot or VOI subject to a Base Contract with a bona-fide, third party purchaser (such purchaser being a natural person) entered into by the Borrower or any Subsidiary in the ordinary course of business, the Administrative Agent and the Banks hereby specifically agree to release, cause to be released or convey, as the case may be, any Lot or VOI from any lien or title of the Administrative Agent or the Banks upon the request of the party purchaser (including such party's heirs, successors and assigns) to the Base Contract and upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such purchaser under such Base Contract.

                                28. TERMINATION.
                                    -----------

          (a) This Credit Agreement may, by written notice from FCI to the Administrative Agent, be terminated at any time prior to the initial Drawdown Date.

          (b) Unless otherwise extended by the Administrative Agent in its discretion, this Credit Agreement shall automatically terminate on October 20, 2000 if the conditions precedent set forth in ss.ss. 9 and 10 have not been satisfied as of such date or the Loan has not been made on such date.

          (c) In the event of termination of this Credit Agreement and the abandonment of the transactions contemplated hereby pursuant to this ss.28, the Borrower will pay to the Arranger the termination fee provided for in the Fee Letter, no party hereto shall have any further liability or further obligations to any other party to this Agreement, except for the obligations of FCI under ss.3.9, ss.14(iii), any Rate Protection Agreement, the Fee Letter and the Commitment Letter.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                    FAIRFIELD COMMUNITIES, INC.



                                    By:  /s/ Robert W. Howeth
                                        ----------------------------------------
                                         Name:    Robert W. Howeth
                                         Title:   Executive Vice
                                                  President & C.F.O.



                                    FLEET NATIONAL BANK,
                                    individually and as Administrative
                                    Agent



                                    By:  /s/ Jeffrey V. Aycock
                                        ----------------------------------------
                                         Name:    Jeffrey V. Aycock
                                         Title:   Vice President